                                                                   EXHIBIT 10.13


                               AGREEMENT AND PLAN

                                    OF MERGER


                                      AMONG


                         EL PASO ENERGY PARTNERS, L.P.,

                                    ("BUYER")


                     GREEN CANYON PIPE LINE COMPANY, L.L.C.,

                               ("ACQUISITION SUB")


                     EL PASO MERCHANT ENERGY HOLDING COMPANY

                                   ("SELLER")


                                       AND


                        EL PASO INTRASTATE-ALABAMA, INC.

                                   ("COMPANY")


                                 MARCH 20, 2000

                                TABLE OF CONTENTS


ARTICLE I. DEFINITIONS.....................................           1


ARTICLE II. THE MERGER.....................................           8


ARTICLE III. REPRESENTATIONS AND WARRANTIES................          10


ARTICLE IV. CONDITIONS TO CLOSING..........................          18


ARTICLE V. COVENANTS.......................................          21


ARTICLE VI. INDEMNIFICATION................................          23


ARTICLE VII. MISCELLANEOUS.................................          25


                                   ATTACHMENTS

Exhibits:

         Exhibit A:         Form of Certificate of Merger
         Exhibit B:         Form of Operating Agreement
         Exhibit C:         The Property


Schedules:

         Schedule 3.1.5:    Operating Leases
         Schedule 3.1.6:    Financial Statements
         Schedule 3.1.9:    Existing Insurance Policies
         Schedule 3.1.12:   Certain Contracts
         Schedule 3.1.13:   Tax Returns
         Schedule 3.1.13.3: Waivers of Statute of Limitations
         Schedule 3.1.13.4: Tax Allocation or Sharing Agreements
         Schedule 3.1.18:   Permits
         Schedule 3.1.19:   Ownership Interests in Customers and Suppliers

                                MERGER AGREEMENT


         This Agreement and Plan of Merger is made and entered into as of March 20, 2000, by and among El Paso Energy Partners, L.P., a Delaware limited partnership, Green Canyon Pipe Line Company, L.L.C., a Delaware limited liability company, El Paso Merchant Energy Holding Company, a Delaware corporation and El Paso Intrastate-Alabama, Inc., an Alabama corporation.

                              W I T N E S S E T H:

         WHEREAS, El Paso Intrastate is a wholly owned indirect subsidiary of El Paso Merchant;

         WHEREAS, El Paso Energy Partners desires to acquire El Paso-Intrastate, including its pipelines, related facilities and other assets and businesses;

         WHEREAS, the parties hereto desire to structure this transaction as a merger pursuant to which El Paso-Intrastate will merge with and into Green Canyon with Green Canyon continuing as the surviving entity of such merger;

         WHEREAS, Green Canyon is a wholly owned subsidiary of El Paso Energy Partners and certain of its affiliates; and

         WHEREAS, the parties hereto desire to enter into this agreement to set forth the terms, conditions and procedures of the above-described transactions.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby confirmed and acknowledged), the parties hereto hereby stipulate and agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1. Specific Definitions. The following capitalized terms shall have the meanings ascribed to them in this Section 1.1.

                  "Acquisition Sub" means Green Canyon Pipe Line Company, L.L.C., a Delaware limited liability company, together with its permitted successors and assigns.

                  "Affiliate" means, with respect to a relevant Person, any Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such relevant Person; provided, that for purposes of this Agreement, no Seller Indemnified Person shall be considered an Affiliate of any Buyer Indemnified Person, and vice versa.

                  "Agreement" means this Merger Agreement (including any schedules, exhibits, supplements and other attachments), as amended, restated, supplemented or otherwise modified from time to time.

                  "Allocation Schedule" shall have the meaning set forth in
         Section 5.7.4.

                  "Applicable Acts" means the Delaware Corporation Act, the Delaware LLC Act, and the Delaware LP Act, as applicable.

                  "Attributable Debt" in respect of a sale and lease-back transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and lease-back transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction in accordance with GAAP.

                  "Buyer" means El Paso Energy Partners, L.P., a Delaware limited partnership, together with its permitted successors and assigns.

                  "Buyer Indemnified Person" means each of (i) El Paso Energy Holding Company, a Delaware corporation, (ii) El Paso Energy Partners Company, a Delaware corporation, (iii) Buyer, (iv) any Person in which Buyer owns (directly or indirectly) an Equity Interest, (v) other than any Seller Indemnified Person, the members, shareholders or other owners of each Person described in (i) through (iv) above, and (vi) the directors, officers, employees, attorneys and agents (in their capacity as such) of each Person described in (i) through (v) above.

                  "Buyer Parties" means Buyer and each of its Affiliates.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System.

                  "Certificate of Merger" means a certificate of merger in substantially the same form as "Exhibit A".

                  "Claim" means any demand, claim, loss, cost (including reasonable attorneys', experts' and consultants' fees), damage, (including consequential, treble and punitive damage), expense, action, suit, investigation, fine, penalty, proceeding, judgment and liability of any nature whatsoever.

                  "Closing" shall have the meaning set forth in Section 2.2.

                  "Closing Date" means the date of the Closing.

                  "Closing Date Balance Sheet" shall have the meaning set forth in Section 2.10.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means El Paso Intrastate-Alabama, Inc., an Alabama corporation, together with its permitted successors and assigns.

                  "Contract" means any written or oral agreement, including any contract, commitment, lease, note, guarantee, indenture, license, deed of trust, mortgage, loan agreement, order, arbitration award, judgment, decree, understanding or instrument, including all amendments, modifications and supplements.

                  "Control" (including its derivatives and similar terms) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the relevant Person, whether through the ownership or control of voting interests, by contract or otherwise.

                  "Delaware Corporation Act" means the Delaware General Corporation Law, as amended.

                  "Delaware LLC Act" means the Delaware Limited Liability Company Act, as amended.

                  "Delaware LP Act" means the Delaware Revised Uniform Limited Partnership Act, as amended.

                  "Effective Time" shall have the meaning set fort in Section
         2.4.

                  "Environmental Claims" means all Claims arising out of or related to (i) any Environmental Law (ii) any Environmental Lien, (iii) any Release, (iv) any Remedial Action or (v) any environmental condition, situation, circumstance, event or incident.

                  "Environmental Laws" means any and all laws, statutes, ordinances, rules, codes, licenses, permits, approvals, plans with the force of law, authorizations, concessions, franchises, regulations, orders, judicial or arbitral decisions or determinations of any federal, state or local Governmental Authority or court pertaining to the protection of health or the environment (including, without limitation, the Hazardous Material Transportation Act of 1976, as amended, the Clean Air Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Federal Water Pollution Control Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Toxic Substance Control Act, as amended, and all applicable judicial, administrative and regulatory decrees).

                  "Environmental Lien" means a Lien for any (i) Liabilities under any Environmental Law or (ii) damages arising from, or costs incurred in response to, a Release of a Hazardous Material into the Environment.

                  "Equity Interest" means (a) with respect to a corporation, any and all shares of capital stock of such corporation, (b) with respect to a partnership, limited liability company, trust or similar Person, any and all units, interests or other partnership/limited liability company interests of such Person, and (c) any other direct or indirect equity ownership or participation in a Person.

                  "Existing Policies" shall have the meaning set forth in
         Section 3.1.9.

                  "Financial Statements" shall have the meaning set forth in
         Section 3.1.6.

                  "GAAP" means United States generally accepted accounting principals in effect on the date hereof.

                  "Governmental Authority" means any federal, state, local, foreign or other governmental or administrative authority, court, tribunal, arbitrator, commission, or bureau, including any board, agency, political subdivision or other body thereof.

                  "Hazardous Material" means any substance (i) the presence of which requires investigation or remediation under any applicable domestic or foreign federal, state or local statute, regulation, ordinance, order, decree, judgment, action, policy or common law; (ii) that is defined as a "special waste", "solid waste", "hazardous waste", "hazardous substance", "pollutant", or "contaminant" or any other regulated substance under any applicable domestic or foreign federal, state or local statute, regulation, ordinance, order, decree or judgment including, without limitation, any Environmental Law; (iii) that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by an applicable Governmental Authority; (iv) that contains gasoline, diesel fuel or other petroleum hydrocarbons in any unconfined manner; (v) that contains PCBs in excess of authorized levels, asbestos that is friable or can be reasonably expected to become friable or hazardous levels of urea formaldehyde foam insulation; or (vi) any constituent of the aforementioned substances or wastes.

                  "Hedging Obligations" means with respect to any Person, the net obligations (not the notional amount) of such Person under (i) interest rate and commodity price swap agreements, interest rate and commodity price cap agreements, interest rate and commodity price collar agreements and foreign currency and commodity price exchange agreements, options or futures contracts and hydrocarbon hedging contracts and hydrocarbon forward sales contracts; and (ii) other agreements or arrangements; in each case designed to protect such Person against fluctuations in interest rates, the value of foreign currencies, or the commodities prices.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all rules and regulations promulgated thereunder.

                  "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of: (i) borrowed money; (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof), other than standby letters of credit and performance bonds issued by such Person in the ordinary course of business, to the extent not drawn; (iii) banker's acceptances; (iv) representing Capital Lease Obligations; (v) all Attributable Debt of such Person in respect to any sale and lease-back transactions not involving a Capital Lease Obligation; (vi) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable incurred in the ordinary course of business; or (vii) representing any Hedging Obligations other than to (in the ordinary course of business and consistent with prior practice) hedge risk exposure in the operations, ownership of assets or the management of Liabilities of such Person; if and to the extent any of the preceding item (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by such Person of any indebtedness of any other Person.

                  "Laws" means the laws, rules, regulations, decrees and orders of the United States of America and all other governmental bodies having jurisdiction over or affecting the obligations of the Parties created hereby or the other provisions contained in this Agreement, or any part thereof, or any site where any part of the obligations of the Parties created hereby are performed, whether such now exists or hereafter comes into effect.

                  "Liability" means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, matured or unmatured, conditional or unconditional, latent or patent, accrued or unaccrued, liquidated or unliquidated, or due or to become due.

                  "Lien" means mortgages, deeds of trust, liens, pledges, security interests, leases, conditional sale contracts, claims, rights of first refusal, options, charges, easements, rights-of-way, limitations, reservations, restrictions and other encumbrances of any kind.

                  "Loss" or "Losses" means any actions, claims, settlements, judgments, demands, Liens, losses, damages, fines, Tax, penalties, interest, costs, expenses (including, without limitation, expenses attributable to the defense of any actions or claims), attorneys' fees and Liabilities.

                  "Material Adverse Effect" means a change or effect in the financial condition of the assets, Liabilities, obligations, operations, business, or prospects of the relevant Person which change or effect, individually or in the aggregate, has or could reasonably be expected to have a materially adverse effect on such condition, assets, Liabilities, obligations, operations or business.

                  "Merger" shall have the meaning set forth in Section 2.1.

                  "NPL" means the national priorities list, as defined at 40 C.F.R. section 300.5, as the same may be amended or superseded from time to time.

                  "Operating Agreement" means an agreement between the Company and El Paso Field Services Company, a Delaware corporation, in the form attached as "Exhibit B".

                  "Operating Lease" means any lease that would be considered an "operating lease" under GAAP.

                  "Party" means, individually, Buyer, Acquisition Sub, Seller or the Company, and collectively, the "Parties."

                  "Permits" means all franchises, licenses, permits, approvals, consents, certificates, and other authorizations and other rights granted by Governmental Authorities and all certificates of convenience or necessity, immunities, privileges, grants, and other rights.

                  "Person" means any individual or entity, including, without limitation, any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or Governmental Authority.

                  "Proceeding" means any action, suit, claim, investigation, review or other proceeding, at law or in equity, before any Governmental Authority.

                  "Property" means the assets (including Real Property) owned by the Company, a list of which is attached as "Exhibit C".

                  "Purchase Price" means $21,208,284, as adjusted in accordance with Section 2.9.

                  "Real Property" means the rights of way, easements, and other real property interests leased or owned by the Company, including that listed on Exhibit C.

                  "Receivables" means all accounts receivable and other receivables of the Company.

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Materials into the environment or into or out of any Real Property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater, or Real Property.

                  "Remedial Action" means any action required to (i) clean up, remove, treat or, in any other way, address Hazardous Materials in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials; (iii) investigate and determine if a remedial response is needed and to design such a response or (iv) perform post-remedial investigation, monitoring, operation and maintenance and care.

                  "Seller" means El Paso Merchant Energy Holding Company, a Delaware corporation, together with its permitted successors and assigns.

                  "Seller Indemnified Person" means, other than any Buyer Indemnified Person, each of (i) Seller, (ii) its Affiliates, (iii) the members, shareholders or other owners of Seller and its Affiliates and
         (iv) the directors, officers, employees, attorneys and agents of each Person described in (i) through (iii) above.

                  "Seller Parties" means Seller and each of its Affiliates.

                  "Shares" means all outstanding shares of the common stock, par value $1.00 per share, of, and any other Equity Interest in, the Company.

                  "Statement" shall have the meaning set forth in Section 2.10.

                  "Straddle Period" means any taxable year or period beginning before and ending after the Effective Time.

                  "Subsidiary" means, as to any relevant Person, any other Person of which more than 50% of the Equity Interests that ordinarily votes for the election of a board of directors or a similar governing body are, at the time as of which such determination is being made, owned directly or indirectly by such relevant Person.

                  "Surviving Entity" shall have the meaning set forth in Section 2.1.

                  "Taxes" or "Tax" means any taxes, duties, assessments, fees, levies or similar governmental charges, together with interest, penalties and additions to tax, imposed by any taxing authority, wherever located, including, without limitation, all net income, gross income, gross receipts, net receipts, sales, use, transfer, franchise, privilege, profits, social security, disability, withholding, payroll, unemployment, excise, severance, property, windfall profits, value added, ad valorem, occupation or any other similar governmental charge or imposition.

                  "Tax Return" means all federal, state, local and foreign tax returns, reports or forms.

                  "Transaction Agreements" means this Agreement, the Operating Agreement and any other agreements executed in connection herewith or therewith.

                  "Working Capital" means, with respect to the balance sheet of the Company prepared in accordance with GAAP, current assets minus current liabilities.

                  "Year 2000 Problems" means the inability of any hardware, software or process to recognize and correctly calculate dates or the failure of computer systems, products or services to perform any of their intended functions in a proper manner in connection with data containing any date.

1.2. General Definitions. Capitalized terms used in this Agreement and not defined in Section 1.1 shall have the meanings ascribed to them elsewhere in this Agreement.

                                  ARTICLE II.
                                   THE MERGER

2.1. The Merger. Subject to the terms and conditions of this Agreement, and in accordance with the Applicable Acts, at the Effective Time, the Company will be merged with and into Acquisition Sub (the "Merger"), with Acquisition Sub continuing as the surviving Person of such merger (the "Surviving Entity") and remaining a wholly-owned indirect Subsidiary of Buyer, which Subsidiary shall be owned by Buyer and its Subsidiaries in the same ownership proportions as Acquisition Sub was owned by such Persons immediately prior to the completion of the Merger. At such time, the separate legal existence of the Company shall cease.

2.2. The Closing. Subject to the terms and conditions of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement as set forth in Section 2.1 (the "Closing") will take place as promptly as practicable (and in any event within three (3) business days) following the satisfaction or waiver of all conditions to closing set forth in Article IV, such Closing to take place at such time and place as is mutually agreed upon by the Parties.


2.3. Purchase Price. At the Effective Time, by virtue of the Merger and without any action on the part of any Seller Indemnified Person or any Buyer Indemnified Person:

         2.3.1. all Shares that are held in the treasury of the Company will be cancelled and no consideration will be delivered in exchange therefor;

         2.3.2. all of the issued and outstanding Shares will automatically convert into the right to receive from Buyer, in aggregate, an amount of cash equal to the Purchase Price, which will be distributed proportionately among the holders of the Shares; and

         2.3.3. as a result of the Merger and without any action on the part of the holder of any Shares, all Shares will be canceled and retired and cease to exist, and each holder thereof will thereafter cease to have any rights with respect to such Shares, except the right to receive, without interest, a proportional share of the Purchase Price in accordance with
                  Section 2.3.2.

2.4. Filing of Plan of Merger. At the Closing, the Parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a duly executed original of the Certificate of Merger, such filing to be made in accordance with the relevant provisions of the Applicable Acts (the time of such filing is referred to herein as the "Effective Time").

2.5. Effect of Merger. At the Effective Time, the effect of the Merger shall be as provided under the Applicable Acts. Without limiting the generality of the foregoing, at the Effective Time:

         2.5.1. all property, rights, privileges, policies and franchises of the Company and Acquisition Sub will vest in the Surviving Entity and all debts, Liabilities and duties of the Company and Acquisition Sub shall become the debts, Liabilities and duties of the Surviving Entity as the surviving entity of the Merger;

         2.5.2. the constitutive documents of Acquisition Sub, as in effect immediately prior to the Effective Time, shall constitute the constitutive documents of the Surviving Entity thereafter, unless and until amended in accordance with their terms and as provided by law; and

         2.5.3. the directors and officers of Acquisition Sub at the Effective Time shall be the directors and officers of the Surviving Entity, each to hold a directorship or office in accordance with the constitutive documents of the Surviving Entity, until their respective successors are duly elected and qualified.

2.6. Tax Treatment. The Parties agree that the Merger shall be treated for income Tax purposes as a taxable purchase of the assets of the Company by Acquisition Sub from the Company under the Code.

2.7. The Transactions. Subject to the terms and conditions of this Agreement, at the Closing:

         2.7.1. Seller shall deliver to Buyer the documents and certificates as provided in Section 4.1.1;

         2.7.2. Buyer shall deliver to Seller the documents and certificates as provided in Section 4.2.1;

         2.7.3. Buyer shall cause Acquisition Sub to file the Certificate of Merger with the Secretary of State of Delaware;

         2.7.4. Buyer shall pay the Purchase Price to Seller in immediately available funds by wire transfer to an account designated by Seller; and

         2.7.5. Seller shall (or shall cause its appropriate Affiliate), and Buyer shall (or shall cause its appropriate Affiliate), to execute and deliver the Operating Agreement and each of the other Transaction Agreements.

2.8. Conversion. At Buyer's sole option, (i) Buyer may convert Acquisition Sub into a limited partnership prior to the Effective Time and (ii) Buyer may require Seller to convert the Company into a limited partnership or limited liability company (in each such case, with an ownership and Equity Interest structure acceptable to Buyer) immediately prior to the Effective Time. If Buyer exercises such option, the parties hereto shall execute an amendment to this Agreement to so reflect such changes, such amendment to be in such form as the parties determine to be appropriate.

2.9. Purchase Price Adjustments. The Purchase Price will be adjusted upward at Closing by:

         2.9.1. an amount equal to interest (at an annual rate equal to 8.0%) on the unadjusted Purchase Price for the period from January 1, 2000 until the Closing.

         For purposes of determining an estimated Purchase Price for the Closing, Sellers shall calculate estimates for all such adjustments and provide such estimates to Buyer periodically prior to the Closing Date.

2.10. Post Closing Adjustments. Seller and Buyer shall work together to prepare (as soon as reasonably practicable after the Closing Date) a consolidated balance sheet (the "Closing Date Balance Sheet") of the Company as of the Closing and a statement (the "Statement") reflecting the final calculation of each amount referred to in Sections 2.9.1 and
         2.9.2. If the amounts on the Statement are different than the estimated amounts by which the Purchase Price was adjusted on the Closing Date, then, within two business days of the determination of the amounts on the Statement, Seller shall pay to Buyer (or Buyer shall pay to Seller, as appropriate) an amount equal to the difference between the estimated amounts and the amounts on the Statement, together with interest thereon at an annual rate equal to 8% during the period commencing on the Closing Date and continuing through and including the date such difference is paid. The Closing Date Balance Sheet shall be prepared in accordance with GAAP as historically and consistently applied by the Company and furnished to both Seller and Buyer. Buyer may, after Closing, conduct (with Seller having the right to participate) a physical inventory as of the Closing Date of the assets of the Company (or any part thereof) for this purpose. Buyer and Seller shall have access to copies of all work papers and other relevant documents supporting the entries contained in the Closing Date Balance Sheet and the Statement.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of Seller and the Company. Seller and the Company hereby represent and warrant to Buyer as follows:

         3.1.1. Organization and Good Standing. Seller and each Seller Party that is, or as of the Closing will be, a party to the Transaction Agreement, is duly formed, validly existing and in good standing under the laws of the state of its formation with all requisite power and authority to carry on the business in which it is engaged.

         3.1.2. Authority and Authorization. Seller and each Seller Party that is, or as of the Closing will be, a party to the Transaction Agreement, has all requisite power and authority (i) to execute and deliver, or to cause to be executed and delivered, as applicable, each Transaction Agreement to which it is a party, (ii) to consummate the transactions contemplated thereby and (iii) to perform, or cause to be performed as applicable, all the terms and conditions thereof to be performed by such Person. The execution and delivery by any Seller Party of each Transaction Agreement to which it is a party has been duly authorized and approved by all requisite action on the part such Person. Each Transaction Agreement to which a Seller Party is a party as of the date of this Agreement is, and each Transaction

                  Agreement to which a Seller Party will be a party as of the Closing will be, a valid and binding obligation of such Seller Party, enforceable against such Person in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors' rights and general principles of equity (whether applied in a proceeding in a court of law or equity).

         3.1.3. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists solely of 1,000 Shares, of which 1,000 Shares are issued and outstanding, and 0 Shares are held in the Company's treasury. As of the Closing Date, authorized Equity Interests of the Company will be as described in the immediately preceding sentence or as described in Section 2.8. All of the issued and outstanding Equity Interests of the Company have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record and beneficially by Seller (or, as of the Closing Date, by Seller and its Subsidiaries). There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its Equity Interests except for the obligations of the Seller set forth in this Agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. All of the issued and outstanding Equity Interests of the Company are owned beneficially and of record by the Seller (or, as of the Closing Date, by Seller and its Subsidiaries) free and clear of all liens, claims and restrictions of any kind. The Company has no Subsidiaries, controls no affiliates, and owns no Equity Interest, indebtedness or other securities issued by or investments in any Person.

         3.1.4. No Violation. The execution and delivery by any of the Seller Parties of each Transaction Agreement to which such Person is, or as of the Closing will be, a party does not, and consummation of the transactions contemplated therein will not, violate (i) any of the provisions of the organizational documents of such Person or (ii) to the knowledge of Seller,
                  (x) any order, rule, decree or material agreement pursuant to which such Person, the Company or any of the Company's Properties is bound or (y) any applicable Laws.

         3.1.5. Title. The Company owns and has good and valid beneficial and record title to the Property. The Property constitutes all of the assets necessary to conduct the business and operations of the Company consistent with past practice. There are no Liens against the Property, other than any Lien(s) that arise in the ordinary course of business and, individually or in the aggregate, do not materially impair the ability of the Company to conduct its operations in accordance with past practices and the Company has not signed a financing statement (or other instrument) or any security agreement with respect to the Property authorizing any secured party thereunder to file any such financing statement (or other instrument) and, to the knowledge of Seller, no such financing statement (or other instrument) or mortgage has been filed. Except as set forth on
                  Schedule 3.1.5, there are no material Operating Leases.

         3.1.6. Financial Statements. Set forth on Schedule 3.1.6 are the following financial statements (collectively the "Financial Statements"): unaudited consolidated balance sheets and statements of income for the Company as of and for the fiscal years ended December 31, 1998 and December 31, 1999. The Financial Statements have been prepared in all material respects in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods, are in all material respects correct and complete, and are consistent with the books and records of the Company.

         3.1.7. No Material Changes. Except as permitted in Section 5.5, since December 31, 1999, (i) there has not been an event or series of events with respect to the Company the occurrence or non occurrence of which has caused a Material Adverse Effect with respect to the Company, (ii) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock, or (iii) engaged in any practice, taken any action, or entered into any transaction (other than the transactions contemplated by this Agreement) outside the ordinary course of business consistent with past practice.

         3.1.8. Liabilities. The Company has no Liabilities, except for (a) Liabilities quantified on the face of the 1999 Financial Statements (rather than in any notes thereto) and not heretofore paid or discharged, (b) Liabilities which arose before January 1, 2000 which, individually and in the aggregate, are not material and are of a character or in an amount not required by GAAP to be set forth on the face of the 1999 Financial Statements, and (c) Liabilities which have arisen after December 31, 1999 in the ordinary course of business consistent with past practice which, individually or in the aggregate, are permitted by this Agreement, are not material and are of the same or similar character and nature as the Liabilities quantified on the face of the 1999 Financial Statements (rather than in any notes thereto) none of which results from or relates to any breach of contract, breach of warranty, tort, infringement, or breach of any Law or arose out of any action by or proceeding involving any Governmental Authority. The Company has no Indebtedness.

         3.1.9. Insurance. Set forth on Schedule 3.1.9. is a complete list and brief description of all policies of insurance or administered programs of self-insurance paid for by or for the Company or providing coverage for any of the Company's assets or operations (the "Existing Policies") together with the premiums currently payable thereon, and a description of the nature of coverage. There is no Proceeding arising out of or based upon any disagreement or dispute between the Company, on the one hand, and an insurer under the Existing Policies on the other hand, with respect to such policies or involving or relating to the Properties of the Company. There is no threat by any of the insurers to terminate or materially increase the premiums payable under any of such insurance policies, and each of the Company and the Seller is, and will be as of the Closing, in compliance in all material respects with all conditions contained in the Existing Policies. All premiums required to be paid for insurance coverage of the Company or its Properties under the Existing Policies have been paid or accrued. The insurance coverage currently available under the Existing Policies will be maintained through the Closing Date. Except for any deductible payments or co-payments set forth in the Existing Policies, copies of which have been provided to Buyer, neither the Company nor the Seller has any liability with respect to any matter designated as subject to insurance under the Existing Policies.

         3.1.10. Litigation. There are no pending, and (to the knowledge of the Company and the Seller) no threatened, Proceedings which affect the Company or any of its assets (including, without limitation, any Proceedings challenging or pertaining to the Seller's right, title and interest to the Company or any of its Properties) or which could affect the consummation of the transactions contemplated hereby. No Seller Party believes, in good faith, that any circumstances, events or conditions have occurred which reasonably could be expected (based on their knowledge and experience) to form the basis for a Proceeding against any Seller Party which, if adversely determined, reasonably could be expected to have a Material Adverse Effect on the Company.

         3.1.11. Conformity with Laws. Except to the extent previously disclosed by the Seller or the Company in writing to Buyer, to the knowledge of the Seller, the business and operations of the Company have been conducted in conformity, in all material respects, with all applicable Laws. Without in any way limiting the foregoing representation and warranty, to the knowledge of the Seller, no judgment, order, writ, injunction or decree of any Governmental Authority has been issued or entered against any Seller Party which continues to be in effect with respect to or affecting the business and operations of the Company.

         3.1.12. Contracts. Schedule 3.1.12 contains a true, correct and complete list (including all amendments and supplements) of each Contract under which the Company has (or could reasonably be expected to have) aggregate obligations of at least $100,000, categorized as follows:

                  3.1.12.1. Each Contract with any Seller Indemnified Person
                            (including with respect to any employee, officer or director of the Company, including an employment contract or a collective bargaining agreement);

                  3.1.12.2. Each Contract related to borrowing or lending money, extending credit or providing for the mortgaging or pledging of, or otherwise placing a Lien on all of or any portion of the Company's assets (including Contracts of surety, guarantee or indemnification entered into by the Company outside of the ordinary course of business but excluding contracts relating to the performance by the Company of services for the counterparty or counterparties thereto on open account); and

                  3.1.12.3. Each Contract with a take-or-pay, demand charge or firm capacity provision or any other similar provision.

                  Each Contract to which the Company is party is a valid and binding obligation of the Company and, to the Company's knowledge, is in full force and effect. No Seller Indemnified Person is in default under or breach of, and no event has occurred that with notice or lapse of time or both would constitute a breach by a Seller Indemnified Person or the Company of, or default by a Seller Indemnified Person or the Company under, the terms, conditions or provisions of, any Contract to which the Company is party. To the knowledge of the Seller, no third party to any Contract to which the Company is party is in default under or breach of, and no event has occurred that with notice or lapse of time or both would constitute a breach by such third party of, or default by such third party under, the terms, conditions or provisions of, any such Contract. True, correct and complete copies (including all amendments thereto) of the Contracts to which the Company is party have been made available to Buyer.

         3.1.13.  Tax Matters.

                  3.1.13.1. Seller has filed (or caused to be filed) all Tax
                            Returns that the Company was required to file, and has paid (or caused to be paid) all Taxes shown thereon as owing.

                  3.1.13.2. Schedule 3.1.13 lists all Tax Returns filed with respect to the Company for taxable periods ended on or after December 31, 1997, indicates those Tax Returns that have been audited with respect to the Property or operations of the Company, and indicates those Tax Returns that currently are the subject of audit with respect to the Property or operations of the Company. Seller has made available to Buyer correct and complete copies of all federal Tax Returns of the Company since December 31, 1997.

                  3.1.13.3. Except as set forth on Schedule 3.1.13.3, neither
                            Seller nor the Company have waived any statute of limitations in respect of Taxes of or relating to the Company or agreed to any extension of time with respect to a Tax assessment or deficiency of or relating to the Company.

                  3.1.13.4. Except as set forth on Schedule 3.1.13.4, neither
                            Seller nor the Company are party to any Tax allocation or sharing agreement.

         3.1.14.  Environmental Compliance.

                  3.1.14.1. No Seller Indemnified Person (with respect to the
                            Company or any of its Properties) has filed any notice under any applicable Environmental Laws reporting a Release of a Hazardous Material into the environment or reporting a violation of any applicable Environmental Law.

                  3.1.14.2. No Seller Indemnified Person (with respect to the
                            Company or any of its Properties) is subject to or the subject of any order from, agreement with or investigation by a Governmental Authority respecting
                            (a) any Environmental Law; (b) any Remedial Action; or (c) any Environmental Claim.

                  3.1.14.3. To the knowledge of the Seller, no Seller
                            Indemnified Person (with respect the Company or any of its Properties) has received any notice concerning (a) a potential or actual Environmental Claim by any Person as a result of the Release or threatened Release of any Hazardous Material into the environment; (b) investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Hazardous Material into the environment; (c) any condition that might reasonably result in a violation of any Environmental Laws; or (d) commencement or threat of any Proceeding alleging a violation of any Environmental Laws.

                  3.1.14.4. To the knowledge of the Seller, there have been no
                            Releases of any Hazardous Material into the environment and no fact or condition exists or has occurred that would be likely to form the basis of any Environmental Claim against the Company or any of its Properties or against any Person whose liability for any Environmental Claim has been assumed by or imposed upon the Company or any of its Properties either contractually or by operation of law.

                  3.1.14.5. To the knowledge of the Seller, no Environmental
                            Lien is attached to the Company or any of its Properties.

                  3.1.14.6. To the knowledge of the Seller, no friable asbestos is located on any Real Property or used in connection with the operation and maintenance of any Properties of the Company.

                  3.1.14.7. To the knowledge of the Seller, no transformer,
                            capacitor, ballast or other equipment that contains dielectric fluid containing PCBs at levels in excess of 50 parts per million or insulating material containing urea formaldehyde is located on any Real Property or has been used in connection with the operation and maintenance of any Properties of the Company.

                  3.1.14.8. To the knowledge of the Seller, no Seller
                            Indemnified Person (with respect to the Company or any of its Properties) has sent or directly arranged for the transport of any waste to any NPL site or a proposed NPL site or to a CERCLIS site.

                  3.1.14.9. The Company is in compliance in all material
                            respects with all Environmental Laws.

                  3.1.14.10. To the knowledge of the Seller, no Remedial Action is required in connection with any Properties of the Company.

                  3.1.14.11. There are no environmental reports, audits,
                             investigations or assessments of any Seller
                             Indemnified Person with respect to any real or personal property or operations which are now or have previously been owned, leased, operated or managed, in whole or in part, by the Company that currently have a Material Adverse Effect on the Company.

         3.1.15. Adequacy of Property; Condition of Assets. The Company owns or leases, all of the assets and properties currently in use or necessary for the use and operation of its business and operations in the manner in which such business and operations are currently being conducted. The tangible assets owned by the Company are in good repair and condition (normal wear and tear excepted). There are no material repairs scheduled to be made to the tangible assets owned by the Company other than those repairs to be made in the ordinary course of business.

         3.1.16. Year 2000 Compliant. The Company has implemented a plan for addressing the Year 2000 Problems. Except as would not have individually or in the aggregate, a Material Adverse Effect, none of the assets of the Company failed to perform because of, or due in any way to, Year 2000 Problems.

         3.1.17. Receivables. All of the Receivables represent bona fide transactions and arose in the ordinary course of the Company's business.

         3.1.18. Licenses and Permits. The Company holds all Permits required to be obtained for its business and operations. Schedule
                  3.1.18 sets forth a true, complete and accurate list of all such Permits or applications for such Permits. All such Permits are valid and, to the knowledge of each Seller Party, in full force and effect, the relevant Seller Indemnified Person is in compliance in all material respects with the respective requirements thereof, and no proceeding is pending or, to the knowledge of any Seller Party, threatened to revoke or amend any of them.

         3.1.19. Relationships with Customers and Suppliers. No current customer or supplier of the Company has threatened to terminate its business relationship with the Company for any reason. Except as set forth on Schedule 3.1.19, no Seller Indemnified Person has any direct or indirect ownership interest in, or is an Affiliate of: (i) any customer, supplier or competitor, (ii) any person from whom or to whom any Seller Indemnified Person leases any property or (iii) any Person that is a party to any Contract.

         3.1.20. Labor; Employees. To the Seller's knowledge, no executive, key employee, or group of employees has any plans to terminate employment with the Company prior to the Closing. The Company is not a party to or bound by any collective bargaining Contract, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. The Company has not committed any unfair labor practice. Seller has no knowledge of any organizational effort currently being made or threatened by or on behalf of any labor union with respect to the Company's employees.

         3.1.21. ERISA. There are no employee benefit plans or arrangements of any type (including plans described in Section 3(3) of ERISA), under which the Company has or in the future could have directly, or indirectly through a commonly controlled entity (within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code of 1986, as amended), any Liability with respect to the Company's current or former employees.

         3.1.22. Accuracy of Information Furnished. No representation, statement, or information (other than financial projections) contained in this Agreement (including the Schedules) or any Contract or document executed in connection herewith or delivered pursuant hereto or thereto or made or furnished to Buyer or its representatives by any Seller Indemnified Person, to the knowledge of any Seller Party, contains or will contain any untrue statement of fact when taken as a whole in light of the circumstances under which it was made, and all financial projections contained in any such document have been prepared in good faith based upon assumptions believed by Seller to be reasonable.

         3.1.23. Company Action. The Board of Directors of the Company has by the requisite vote or consent (a) determined that the Merger is advisable and fair to and in the best interests of the Company and its stockholders and (b) approved the Merger and the transactions contemplated by this Agreement. The sole shareholder of the Company has approved the Merger and the transactions contemplated by this Agreement.

                  With respect to the representations and warranties contained in this Section 3.1, and with respect to the provisions of
                  Section 6.3, the terms "aware," "believe," "knowledge" and "experience" refer to that of those persons who currently hold the office of the Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Secretary, General Counsel, Associate General Counsel or any Vice President or equivalent position of the relevant Seller Party and such terms mean the actual conscious awareness of any such person after conducting a reasonable internal investigation of the type described in the immediately succeeding sentence. The investigation contemplated by the immediately preceding sentence would involve making reasonable inquiries of personnel employed by, and limited reviews of books and records owned by and in the possession of, the Seller Party (including its Affiliates) to which the relevant term relates, but would not involve an unreasonable burden, an audit, any inquiry of any non-Affiliated Person, or a review of any Laws.

3.2. Representations and Warranties of Buyer and Acquisition Sub. Buyer and Acquisition Sub hereby represent and warrant to Seller as follows:

         3.2.1. Organization and Good Standing. Each of Buyer and Acquisition Sub is duly formed, validly existing and in good standing under the laws of its state or jurisdiction of formation, with all requisite power and authority to carry on the business in which it is engaged.

         3.2.2. Authority and Authorization. Each of Buyer and Acquisition Sub has all requisite power and authority (i) to execute and deliver, or to cause to be executed and delivered, as applicable, each applicable Transaction Agreement, (ii) to consummate the transactions contemplated thereby and (iii) to perform or cause to be performed, as applicable, all the terms and conditions thereof to be performed by such Person. The execution and delivery of each Transaction Agreement by the relevant Buyer and Acquisition Sub has been duly authorized and approved by all requisite action on the part of such Person. Each Transaction Agreement is, and will be, a valid and binding obligation of the applicable Buyer and Acquisition Sub, enforceable against such Person in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors' rights and general principles of equity (whether applied in a proceeding in a court of law or equity).

         3.2.3. No Violation. The execution and delivery of each Transaction Agreement by the relevant Buyer and Acquisition Sub does not, and consummation of the transactions contemplated therein will not, violate (i) any of the provisions of the organizational documents of such Person or (ii) to the knowledge of each Buyer Party, (x) any order, rule, decree or material agreement pursuant to which such Person is bound or (y) any applicable Laws.

                  With respect to the representations and warranties contained in this Section 3.2, and with respect to the provisions of
                  Section 6.3, the terms "believe," "knowledge" and "experience" refer to that of those persons who currently hold the office of Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Secretary, General Counsel, Associate General Counsel, or any Vice President or Manager or equivalent position of the relevant Buyer Party, and such terms mean the actual conscious awareness of any such person after conducting a reasonable internal investigation of the type described in the immediately succeeding sentence. The investigation contemplated by the immediately preceding sentence would involve making reasonable inquiries of personnel employed by, and limited reviews of books and records owned by and in the possession of, the Buyer Party (including its Affiliates) to which the relevant term relates, but would not involve an unreasonable burden, an audit, any inquiry of any non-Affiliated Person, or a review of any Laws.

                                  ARTICLE IV.
                              CONDITIONS TO CLOSING

4.1. Conditions to Buyer's Obligations. Buyer's obligation to effect the transactions contemplated by this Agreement is subject to the following conditions:

         4.1.1. Accuracy of Representations and Warranties. The representations and warranties of Seller contained in this Agreement must be true and correct in all material respects (except those which are qualified by materiality, which must be true and correct in all respects, and without giving effect to any qualifications as to knowledge (or similar concepts)) at and as of the Closing Date with the same force and effect as though made at and as of that time (except those representations and warranties that refer to a specific time, which must be true at and as of that specific time). Seller must have performed and complied with in all material respects (except those which are qualified by materiality, which must be performed and complied with in all respects) all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Seller must have delivered to Buyer a certificate, dated as of the Closing Date and signed by an authorized officer, certifying that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

         4.1.2. Consents. All material consents, waivers, approvals, authorizations or orders required to be obtained from third parties, Governmental Authorities or otherwise, and all filings required to be made, by the Parties for the consummation of the transactions contemplated by the Transaction Agreements, must have been made and obtained by the Parties.

         4.1.3. HSR. The applicable waiting period under the HSR Act and any extension thereof shall have expired or terminated.

         4.1.4. No Material Adverse Change or Destruction of Property. Since the date of this Agreement, there must have been no event, series of events or the lack of occurrence thereof which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company.

         4.1.5. No Adverse Litigation. There must not be pending or threatened (to the knowledge of any Seller Party) any Proceeding by or before any Governmental Authority, arbitrator or mediator which seeks or would seek to restrain, prohibit, invalidate, or collect damages arising out of the transactions contemplated herein, or which, in the reasonable judgment of Buyer, makes it inadvisable to proceed with the transactions contemplated herein.

         4.1.6. Conversion. If Buyer so requires, Seller must have caused the conversion of the Company in accordance with Section 2.8.

         4.1.7. Closing Deliveries. Seller must have delivered all documents and certificates contemplated by Section 2.7.

         4.1.8.   Intentionally omitted.

         4.1.9. Special Approval. The execution and delivery of this Agreement and the consummation of the Merger have been approved by at least a majority of the disinterested directors, the members of Conflicts and Audit Committee and the members of the full board of directors of the general partner of Buyer and the managing member of Acquisition Sub. The Conflicts and Audit Committee of El

                  Paso Energy Partners has received an opinion from Dain Rauscher Wessels that this Agreement and the Merger are fair to El Paso Energy Partners, from a financial point of view.

4.2. Conditions to Seller's Obligations. Seller's obligation to effect the transactions contemplated by this Agreement is subject to the following conditions:

         4.2.1. Accuracy of Representations and Warranties. The representations and warranties of Buyer contained in this Agreement must be true and correct in all material respects (except those which are qualified by materiality, which must be true and correct in all respects, and without giving effect to any qualifications as to knowledge (or similar concepts)) at and as of the Closing Date with the same force and effect as though made at and as of that time (except those representations and warranties that refer to a specific time, which must be true at and as of that specific time). Buyer must have performed and complied with all of its obligations required by this Agreement to be performed or complied with in all material respects (except those which are qualified by materiality, which must be performed or complied with in all respects) at or prior to the Closing Date. Buyer must have delivered to Seller a certificate, dated as of the Closing Date and signed by an authorized officer, certifying that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

         4.2.2. Consents. All material consents, waivers, approvals, authorizations or orders required to be obtained from third parties, governmental authorities or otherwise, and all filings required to be made, by the Parties for the consummation of the transactions contemplated by the Transaction Agreements, must have been made and obtained by the Parties.

         4.2.3. HSR. The applicable waiting period under the HSR Act and any extension thereof shall have expired or terminated.

         4.2.4. No Order or Injunction. There must not be issued or in effect any order, ruling, decision, verdict, decree, directive, judgment, injunction, or other similar determination or funding by, before, or under the supervision of any Governmental Authority, arbitrator, or mediator restraining or prohibiting any or all of the transactions contemplated herein.

         4.2.5. Closing Deliveries. Buyer must have delivered all documents and certificates contemplated by Section 2.7.

         4.2.6. Payment of Intercompany Indebtedness. The Company must have repaid the net intercompany indebtedness owed by the Company to Seller as of December 31, 1999 in the amount of $4,028,010.

                                   ARTICLE V.
                                    COVENANTS

5.1. Conduct of Business Pending the Closing. Seller and the Company covenant and agree that, except as otherwise specifically required by the terms of this Agreement, between the date of this Agreement and the Closing Date, the business of the Company will be conducted only in, and no Seller Indemnified Person will take any action with respect to the Company and its business and assets except in, the ordinary course of business consistent with past practice. Seller will cause the Company (and each other relevant Seller Indemnified Person) to use its reasonable commercial efforts to (i) preserve intact its business and
         (ii) preserve its present relationships with customers, suppliers and other Persons with which it has significant business relationships.

5.2. Access. Seller shall cause each Seller Indemnified Person to afford to Buyer and its authorized representatives reasonable access from the Effective Time until the Closing Date, during normal business hours, to its personnel, properties, books and records relating to the Company and the Company's business and operations, and will furnish to Buyer such additional financial and operating data and other information with respect to the Company as Buyer may reasonably request and as is available to the Seller or such Seller Indemnified Person without undue expense or effort.

5.3. Satisfaction of Conditions to Closing. Each Party will use its reasonable commercial efforts to satisfy the conditions to closing set forth in Article IV.

5.4. Notice of Developments. Seller will give prompt written notice to Buyer, and Buyer will give prompt written notice to Seller, of any fact, circumstance, or development which causes a breach or violation of any representation, warranty or covenant contained in this Agreement, or reasonably could be expected to cause a breach or violation of any representation warranty or covenant contained herein to exist at Closing.

5.5. Negative Covenants. Except as otherwise expressly permitted in the immediately succeeding sentence, for the period up to and including Closing, Seller will cause the Company not to: (i) convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, Receivables and leasehold interests) except in the ordinary course of business consistent with past practice; (ii) declare or pay any dividend or distribution on, or make any payment on account of the purchase, redemption, defeasance, retirement or other acquisition of, any shares of the Company's capital stock, or make any other distribution in respect of any of the Company's Equity Interests, whether directly or indirectly; or (iii) enter into, amend, terminate, or waive any provision of any agreement or arrangement (including, without limitation, any advance, loan, borrowing or purchase) with any Affiliate of Seller except in the ordinary course of business consistent with past practice.

5.6. Transfer Taxes. Seller and Buyer will cooperate in the preparation, execution, and filing of all returns, applicants or other documents regarding any real property transfer, stamp, recording, documentary, or other taxes and any other fees and similar taxes which become payable in connection with the Merger. From and after the Effective Time, Buyer will pay, or cause to be paid, all such fees and taxes.

5.7.     Tax Filings.

         5.7.1. Seller shall file or cause to be filed all Tax Returns for all taxable periods that end on or before the Effective Time, but in each case only after Buyer has reviewed such filings and consented thereto, which consent shall be timely given and not unreasonably withheld.

         5.7.2. Buyer shall file or cause to be filed all Tax Returns for all taxable periods ending after the Effective Time, including returns for Straddle Periods.

         5.7.3. Seller shall be liable for and pay, and shall, in accordance with the indemnification procedures set forth in Article VI, indemnify and hold harmless Buyer and Acquisition Sub against all Taxes (whether assessed or unassessed) imposed upon the Company or its assets, operations or activities, in each case attributable to taxable years or periods ending on or prior to the Effective Time (including any income Tax liability arising under or resulting from the transfer of the Company's assets to Acquisition Sub pursuant to this Agreement) and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Effective Time. For purposes of this Section 5.7.3, any Straddle Period shall be treated on a "closing of the books" basis as two partial periods, one ending at the close of the Effective Time and the other beginning on the day after the Effective Time, except that Taxes (such as property Taxes) imposed on a periodic basis shall be allocated on a daily basis. Seller shall provide reimbursement for any Tax paid by Acquisition Sub or Buyer, all or a portion of which is Seller's responsibility under this Section 5.7.3. Within a reasonable time prior to the payment of any such Tax, the Party paying such Tax shall give notice to Seller of the Tax payable and the portion thereof which is Seller's liability, although the failure to do so will not relieve Seller from its liability therefor.

         5.7.4. Prior to, or as soon as is reasonably practical after the Closing Date, Buyer and Seller shall negotiate and draft a schedule (the "Allocation Schedule"), allocating the Purchase Price (including for this purpose assumed obligations, if any) among the Property. The Allocation Schedule shall be reasonable and shall be prepared in accordance with Section 1060 of the Code. Buyer and Seller each will, promptly upon receiving the Allocation Schedule, return an executed copy thereof to the other. Buyer and Seller will each file timely Internal Revenue Service Form 8594 and all Tax Returns in accordance with the Allocation Schedule (after taking into account any adjustments that may be necessary as a result of information which is first available after the Effective
                  Time). Buyer and Seller will each provide the other promptly with any other information required to complete Form 8594. Buyer and Seller will each furnish to the other a copy of

                  Form 8594 as filed with the Internal Revenue Service within ten (10) days of the filing of such form.

         5.7.5. Each Party shall, and shall cause its Subsidiaries and Affiliates to, provide to each of the other Parties such cooperation and information as any of them reasonably may request in filing any Tax Returns, amended Tax Returns or claim for refund, determining a liability for Taxes or a right to refund of Taxes or in conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns, together with relevant accompanying schedules and relevant work papers, relevant documents relating to rulings or other determinations by taxing authorities and relevant records concerning the ownership and Tax basis of property, which such party may possess. Each Party shall make its employees reasonably available on a mutually convenient basis at its cost to provide explanation of any documents or information so provided. Subject to the preceding sentence, each Party required to file Tax Returns pursuant to this Agreement shall bear all costs of filing such Tax Returns.

                                  ARTICLE VI.
                                 INDEMNIFICATION

6.1.     Indemnification of Buyer. Subject to the limitations set forth in this
         Article VI and Sections 7.11 and 7.14, Seller hereby agrees to RELEASE, INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS each Buyer Indemnified Person (including the Company after the Closing) from and against any and all (a) Losses of any kind or character, to the extent the same arise out of any inaccuracy, violation or breach by Seller of any representation, warranty, condition or covenant set forth in this Agreement and (b) Tax liabilities with respect to the conduct of the business of the Company prior to and up to the Effective Time (including, without limitation, any income Tax liability arising or resulting from the transfer of the Company assets to Acquisition Sub pursuant to this Agreement); provided, that, for purposes of indemnification hereunder, any representation, warranty, condition or covenant qualified by "materiality," "knowledge" or a Material Adverse Affect or terms of similar import will be treated as though not so qualified.

6.2.     Indemnification of Seller. Subject to the limitations set forth in this
         Article VI and Sections 7.11 and 7.14, Buyer hereby agrees to RELEASE, INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS each Seller Indemnified Person from and against any and all (a) Losses of any kind or character, to the extent the same arise out of any inaccuracy, violation or breach by Buyer of any representation, warranty, condition or covenant set forth in this Agreement; provided, that, for purposes of indemnification hereunder, any representation, warranty, condition or covenant qualified by "materiality" or terms of similar import will be treated as though not so qualified.

6.3.     Limitation on Indemnities.

         6.3.1. Notwithstanding anything to the contrary in this Agreement, the indemnities for any inaccuracy in, violation of or breach of any representation, warranty or covenant in this Agreement (as limited in this Section 6.3 and by Sections 7.11 and 7.14) are each Party's sole and exclusive remedy for all inaccuracies in, violations of or breaches of such representation, warranty and covenant, and for any independent common-law or statutory rights or remedies that such Party may have at any time now and in the future with respect to any and all such inaccuracies, violations or breaches by the other Party with respect to any such representation or warranty.

         6.3.2. Except to the extent relating to (i) a requirement to obtain third party consent to an assignment of any of the Property or
                  (ii) the representations and warranties set forth in Sections 3.1.1-3.1.4, Section 3.1.11 and Section 3.1.14, the
                  indemnities with respect to an inaccuracy in, violation of or breach of a representation or warranty set forth in Sections 3.1.5-3.1.10, Sections 3.1.12-3.1.13 and Sections
                  3.1.15-3.1.23 shall not cover any claim for which the underlying facts, circumstances, or conditions were disclosed by any Seller Indemnified Person in writing to or otherwise known (as defined in Section 3.2) by Buyer on or before the date of this Agreement.

         6.3.3. The indemnifying Party shall have the burden of proving a claim that any indemnified Person had knowledge under this
                  Section 6.3.

         6.3.4.   Seller's aggregate Liability for money damages under this
                  Article VI related to breaches or violations of the representations or warranties contained in this Agreement will not exceed 100% of the Purchase Price.

         6.3.5. If the Closing occurs, Seller will have no Liability for money damages under this Article VI related to breaches or violations of the representations or warranties contained in this Agreement unless and until the aggregate damages claimed under this Article VI exceeds 2% of the Purchase Price.

6.4. Indemnification Claim Procedures. If any Proceeding is commenced in which any Party entitled to indemnification hereunder is a party which may give rise to a claim for indemnification against the other Party, or if any Party entitled to payment hereunder from the other Party for any Losses incurred by such Party, then the Party to be indemnified shall give notice thereof to the indemnifying Party. Failure to notify the indemnifying Party will not relieve the indemnifying Party of any liability that it may have to the indemnified Party except to the extent the defense of such Proceeding is materially and irrevocably prejudiced by the indemnified Party's failure to give such notice. Any such notice is valid and entitles the Party to be indemnified to indemnification if it is delivered no later than sixty (60) days after this Agreement is terminated.

6.5. Termination of Agreement. The Parties may terminate this Agreement as provided below:

         6.5.1. Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

         6.5.2. Buyer or Seller may terminate this Agreement after April 30, 2000 upon delivery of notice if the Closing has not occurred; provided that the Party delivering such notice shall not have caused such failure to close;

         6.5.3. Buyer may terminate this Agreement by giving not less than 30 days prior written notice at any time prior to the Closing (unless Seller remedies such breach or violation or the effects thereof prior to the end of such 30-day period) if any representation, warranty, or covenant of Seller herein has been breached or violated in any material respect (except with respect to materiality for any provisions including the word "material" or words of similar import, in which case such termination rights will arise upon any breach or violation);

         6.5.4. Seller may terminate this Agreement by giving not less than 30 days prior written notice to Buyer at any time prior to the Closing (unless Buyer remedies such breach or violation or the effects thereof prior to the end of such 30-day period) if any representation, warranty, or covenant of Buyer herein has been breached or violated in any material respect (except with respect to materiality for any provisions including the word "material" or words of similar import, in which case such termination rights will arise upon any breach or violation.

6.6. Effect of Termination. Any Party's termination right under this Agreement is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a termination right will not be an election of remedies. If this Agreement is terminated under
         Section 6.5, then, except as provided in this Section 6.6, all further obligations of the Parties under this Agreement will terminate. If Buyer or Seller terminates this Agreement pursuant to Section 6.5.3 or 6.5.4, as the case may be, then the rights of the non-breaching Party to pursue all legal remedies for Losses such Party suffers will survive such termination unimpaired.

                                  ARTICLE VII.
                                  MISCELLANEOUS

7.1. Entire Agreement. This Agreement and the other Transaction Agreements constitute the entire agreement and supersede all prior (oral or written) or oral contemporaneous proposals or agreements, all previous negotiations and all other communications or understandings between the Parties with respect to the subject matter hereof, including, without limitation, the proposal letter and term sheet dated December 21, 1999 from Seller to Buyer and the supplemental letter dated December 21, 1999 from Buyer to Seller.

7.2. Amendment and Modification. This Agreement may be amended by the Parties, by or pursuant to action taken by their respective Boards of Directors (or similar governing body), at any time before or after approval of the matters presented in connection with the transactions contemplated by this Agreement by the stockholders of Seller or the limited partners of Buyer, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing duly executed by each of the Parties.

7.3. Counterparts. This Agreement may be executed in multiple counterparts, each of which, when executed, shall be deemed an original, and all of which shall constitute but one and the same instrument.

7.4. Parties Bound by Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Parties and, subject to Section 7.17, their respective successors and assigns.

7.5. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Articles and other titles or headings are for convenience only, and neither limit nor amplify the provisions of the Agreement itself, and all references herein to articles, sections or subdivisions thereof shall refer to the corresponding article, section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections or subdivisions of another document or instrument.

7.6. Laws. This Agreement and all of the terms and conditions contained herein, and the respective obligations of the Parties, are subject to all valid and applicable Laws.

7.7. Governing Law. EXCEPT TO THE EXTENT THIS AGREEMENT PERTAINS TO THE INTERNAL AFFAIRS OF A DELAWARE CORPORATION, LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP (IN WHICH CASE, AND ONLY WITH RESPECT TO SUCH CASE, DELAWARE LAW SHALL APPLY), THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, AND SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY AND ACCORDING TO, THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICT OF LAWS PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.8. Exhibits and Schedules. All exhibits, schedules and the like contained herein or attached hereto are integrally related to this Agreement, and are hereby made a part of this Agreement for all purposes.

7.9. Notices. Any notice required or permitted to be given under this Agreement shall be in writing (including telex, facsimile, telecopier or similar writing) and sent to the address of the Party set forth below, or to such other more recent address of which the sending Party actually has received written notice:

                  (a)      if to Buyer, to:

                           El Paso Energy Partners, L.P.
                           Attn:  Chief Financial Officer
                           1001 Louisiana
                           Houston, Texas  77002
                           Telephone: (713) 420-2131
                           Telecopy:  (713) 420-5477

                  (b)      if to Seller:

                           El Paso Merchant Energy Holding Company
                           Attn:  Vice President and Managing Director
                           1001 Louisiana
                           Houston, Texas  77002
                           Telephone: (713) 420-4282
                           Telecopy:  (713) 420-2087

                           with a copy to:

                           El Paso Intrastate - Alabama, Inc.
                           1001 Louisiana
                           Houston, Texas  77002
                           Telephone: (713) 420-4282
                           Telecopy:  (713) 420-2087

                  Each such notice, demand or other communication shall be effective, if given by registered or certified mail, return receipt requested, as of the third day after the date indicated on the mailing certificate, or if given by any other means, when delivered at the address specified in this Section 7.9.

7.10. Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the Parties agrees to use all reasonable commercial efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case, at any time after the execution of this Agreement, any further action is necessary or desirable to carry out its purposes, the proper officers or directors of the Parties shall take or cause to be taken all such necessary action.

7.11. Survival of Representations, Warranties, Covenants and Agreements. Except as set forth below, the representations, warranties, conditions, covenants and agreements given by the Parties shall survive without regard to any action taken pursuant to this Agreement, including, without limitation, the execution of any documents affecting an interest in real property or any investigation made by the Party asserting the breach thereof. Each representation and warranty of Seller contained in Section 3.1 and any certificate related to such representations and warranties will survive the Closing and continue in full force and effect for two (2) years thereafter, except for the representations and warranties contained in Section 3.1.14 and any certificate related to such representations and warranties, which shall survive the Closing and continue in full force and effect for five (5) years thereafter.

         7.11.1.  Each representation and warranty of Buyer contained in Section
                  3.2 and any certificate directly related to such representations and warranties will survive the Closing and continue in full force and effect for two (2) years thereafter.

         7.11.2. Each other provision (including any representation, warranty, condition, covenant, right, or obligation) in this Agreement or any certificate or document delivered pursuant thereto will survive for the lesser of (i) the relevant statute of limitations period and (ii) five (5) years after Closing, and thereafter this Agreement shall terminate and the Parties shall have no rights or obligations under this Agreement (except with respect to indemnification obligations for which notice has been delivered under Section 6.4 prior to such termination) or within the applicable time period specified in
                  Section 7.11, as the case may be.

7.12. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall be ineffective as to such jurisdiction, to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. A bankruptcy or similar trustee must accept or, to the extent permitted by law, reject this Agreement in its entirety.

7.13. Waivers. Neither action taken (including, without limitation, any investigation by or on behalf of either Party) nor inaction pursuant to this Agreement, shall be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein by the Party not committing such action or inaction. A waiver by either Party of a particular right, including, without limitation, breach of any provision of this Agreement, shall not operate or be construed as a subsequent waiver of that same right or a waiver of any other right.

7.14. Remedies. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Nothing herein shall be considered an election of remedies. Without being subject to the limitations required by common law, either Party may enforce this Agreement by an injunction or specific performance. In addition, any successful Party is entitled to costs related to enforcing this Agreement, including, without limitation, reasonable attorneys' fees, court costs and settlement and arbitration expenses. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES WAIVE ANY AND ALL RIGHTS, CLAIMS OR CAUSES OF ACTION ARISING UNDER THIS AGREEMENT AGAINST THE OTHER PARTY OR ITS AFFILIATES

         FOR INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES (OTHER THAN INDEMNIFICATION OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS FOR SUCH DAMAGES).

7.15. No Third Party Beneficiaries. Except to the extent a third party is expressly given rights pursuant to Article VI, any agreement herein contained, expressed or implied, shall be only for the benefit of the Parties and their respective legal representatives, successors, and assigns, and such agreements shall not inure to the benefit of any other Person whomsoever, it being the intention of the Parties that no Person shall be deemed a third party beneficiary of this Agreement except to the extent a third party is expressly given rights herein.

7.16. No Merger. The rights and obligations created by this Agreement are separate and independent from any rights and obligations created by any other agreements between the Parties. Accordingly, none of the representations, warranties, covenants or indemnities included in any other agreements between the Parties shall be merged into this Agreement or otherwise restrict or limit the affect of this Agreement, but each shall survive as provided in each such agreement.

7.17. Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that Buyer may (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (b) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder). Notwithstanding the previous sentence, each Party may mortgage, pledge, and hypothecate this Agreement to any financial institution or lender as security for bonds, mortgages or indentures of such Party or such Party's Affiliates, or other obligations or securities of such Party or such Party's Affiliates; provided, that no such mortgage, pledge, or hypothecation will relieve such Party of its obligations under this Agreement.

               [Remainder of this Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth in the preamble of this Agreement.

                                        EL PASO ENERGY PARTNERS, L.P.


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        EL PASO MERCHANT ENERGY HOLDING
                                        COMPANY


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------




Exhibits:

         Exhibit A:         Form of Certificate of Merger
         Exhibit B:         Form of Operating Agreement
         Exhibit C:         The Property

Schedules:

         Schedule 3.1.5:    Operating Leases
         Schedule 3.1.6:    Financial Statements
         Schedule 3.1.9:    Existing Insurance Policies
         Schedule 3.1.12:   Certain Contracts
         Schedule 3.1.13:   Tax Returns
         Schedule 3.1.13.3: Waivers of Statute of Limitations
         Schedule 3.1.13.4: Tax Allocation or Sharing Agreements
         Schedule 3.1.18:   Permits
         Schedule 3.1.19:   Ownership Interests in Customers and Suppliers

                                 SCHEDULE 3.1.5


                                OPERATING LEASES







                                 [See Attached]

                                 SCHEDULE 3.1.6


                              FINANCIAL STATEMENTS

                                 SCHEDULE 3.1.9

                           EXISTING INSURANCE POLICIES

(1)      All-Risk Property/Boiler & Machinery/Business Interruption   2/

Carrier:                   Underwriters at Lloyds, et al.
Onshore Limit:             $300,000,000 each and every occurrence
Offshore Limit:            Scheduled Value
Basis:                     Replacement Cost
Project Deductibles:       $1,000,000 Property Damage
                           $1,000,000 Boiler & Machinery Breakdown
                           15 Days Business Interruption - Onshore
                           30 Days Business Interruption - Offshore

                       ARTICLE VIII. WORKERS' COMPENSATION

Carrier:                   Travelers
Limit:                     Statutory

     8.1.1.   Employers Liability

Carrier:                   Travelers
Limits:                    $2,000,000 per occurrence
                           $2,000,000 per employee disease
                           $2,000,000 policy aggregate disease

(2)      Automobile Liability

Carrier:                   Travelers
Limit:                     $2,000,000

(3)      General Liability

Carrier:                   Travelers
Limit:                     $2,000,000 per occurrence
                           $5,000,000 general aggregate
                           $5,000,000 products aggregate

(4)      Excess Liability (above 3, 4, 5 & 7)    3/

Carrier:                   Mt. Franklin Insurance Limited
                           (100% Re-insured by National Union Fire)
Limit:                     $50,000,000 per occurrence/aggregate

(5)      AVIATION LIABILITY - OWNED & NON-OWNED

               8.1.1.1.1.        Carrier:                  USAU

Limit:                     $100,000,000

Notes:

1/ Programs noted above are the corporate programs of El Paso Energy. Stand-alone programs may be applicable to specific facilities partnership or finance arrangements. Additional programs (e.g., Directors & Officers Liability, Fiduciary Liability) not reflected above are also part of El Paso's corporate programs.
2/ Specific facilities may have different deductibles that are higher or lower than those stated above. Various sub-limits may also be applicable.
3/ El Paso's corporate liability limits total $610 million including the $50 million noted above.

                                 SCHEDULE 3.1.12


                                    CONTRACTS


CONSTRUCTION
     AL-TEX INSPECTION INC.

      o  1991//06/15, RADIOGRAPHIC INSPECTION, CALL-OUT

      o  1992/06/15, RADIOGRAPHIC INSPECTION, CALL-OUT

     AMERICAN TESTING LABORATORY, INC.

      o  1985/07/16, RADIOGRAPHIC INSPECTION, CALL-OUT

      o  1989/06/15, RADIOGRAPHIC INSPECTION, CALL-OUT

      o  1990/06/15, RADIOGRAPHIC INSPECTION, CALL-OUT

     BAUMANN COATINGS, INC.

      o  1985/02/12, PIPE COATING, JOHNSON #30-11 WELL

      o  1985/08/02, PIPE COATING, UNION CAMP

     BOWDEN OIL FIELD SERVICES, INC., LARRY

      o  1990/08/21, MWJ BURROUGHS #24-1 WELL CONNECTION

     CERTIFIED TESTING & INSPECTION SERVICES, INC.

      o  1995/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

     CLEVELAND INSPECTION SERVICES, INC.

      o  1995/05/15, INSPECTION SERVICES, CALL OUT

     CONSOLIDATED PIPE & SUPPLY COMPANY

      o  1985/04/01, PIPE COATING, BOXES CREEK FIELD

      o  1985/12/09, PIPE COATING, VARIOUS WELLS

     FAYETTE OIL FIELD SERVICES

      o  1984/12/14, LUXAPILLILA CREEK CROSSING

     H&F CONSTRUCTION COMPANY, INC.

      o  1989/12/29, CEDAR COVE PIPELINE

     H&H X-RAY SERVICES, INC.

      o  1989/11/01, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1990/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1991/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1992/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1993/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1994/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1995,06/16, RADIOGRAPHIC INSPECTION, CALL OUT

     HANKINS ENGINEERING, INC.

      o  1984/11/30, SURVEYING SERVICES, CALL OUT

     HANKINS & HARRISON ENGINEERING, INC.

      o  1985/11/20, SURVEYING SERVICES, CALLOUT

     HUEY COMPANY, S.E.

     J&L CONSTRUCTION, INC.

      o  1993/08/04, BLUE CREEK #3 METER STATION INSTALLATION

     KERR INSPECTION & TESTING SERVICE INC.

      o  1984/10/17, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1986/07/08, RADIOGRAPHIC INSPECTION, CALL OUT

      o  1989/06/15, RADIOGRAPHIC INSPECTION, CALL OUT

     KING PIPELINES, INC.
     o 1984/10/17, PIPELINE & APPARTENANT FACILITIES ADDITIONS
     o 1984/12/21, VARIOUS WELL CONNECTIONS
     o 1985, UNION CAMP PIPELINE
     o 1985/06/03, BEAVER CREEK FIELD, VARIOUS WELL CONNECTIONS
     o 1985/10/15, WELL CONNECTIONS
     o 1986/06/07, EAST WATSON CREEK PIPELINE
     o 1989/03/23, ISOM CREEK PIPELINE
     o 1989/05/31, MOUNT ZION MAIN PIPELINE & ASSOC. WELL CONNECTIONS
     o 1989/08/02, SEE MOUNT ZION MAIN PL. & ASSOC. WELL CONNECTION, ELDRIDGE PIPELINE
     o 1993/09/01, MOORE'S CROSSING BRIDGE SPAN
     MISSISSIPPI X-RAY SERVICES, INC.
     o 1990/06/15, RADIOGRAPHIC INSPECTION, CALL OUT
     MISSISSIPPI X-RAY SERVICE, INC.
     o 1989/06/15, RADIOGRAPHIC INSPECTION, CALL OUT
     PLUTE CONTRACTORS, INC.
     o 1995/05/19, DIRECTION DRILL CROSSING, BLACK WARRIOR RIVER
     STOUGH CONSTRUCTION COMPANY, INC.
     o 1984/11/07, METER BUILDING INSTALLATIONS
     o 1984/11/07, OFFICE BUILDING MODIFICATION
     WELDTEK TESTING LABS, INC.
     o 1995/06/15, RADIOGRAPHIC INSPECTION, CALL OUT
     WILLIAMS BROTHERS ENGINEERING COMPANY
     o 1989, CEDAR COVE PIPELINE
     o 1990/05/15, CALL-OUT, INSPECTION SERVICES
CONSTRUCTION & OPERATING
     ALAGASCO & SNG
     o 1997/03/14, SIA AGENT, MERCEDES-BENZ PLANT
     ENERGEN RESOURCES CORPORATION
     o 1996/08/20, FORMERLY TAURUS EXPLORATION U.S.A., INC.
     JIM WALTER RESOURCES
     o 1995/07/14, SEE SONAT EXPLORATION CO., BROOKWOOD
     LASSETER OPERATING COMPANY
     o 1993/03/15, TUSCALOOSA CNTY, BOONE CREEK GAS
     RIVER GAS CORPORATION
     o 1993/07/01, BLUE CREEK
     SONAT EXPLORATION COMPANY
     o 1995/06/22, SEE TRANSPORTATION, WHITE OAK CREEK
     o 1995/07/14, BROOKWOOD
     SOUTHERN NATURAL GAS
     o 1991/02/11, BLUE CREEK FIELD
     o 1992/11/07, MONTGOMERY COLUMBUS LOOP LINE
     o 1993/03/08, LEXINGTON FIELD LINE
     o 1993/06/07, BLUE CREEK #3
     o 1993/10/08, BLUE CREEK #2
     o 1995/03/24, WHITE OAK INTERCONNECT
     o 1996/03/14, WOLF CREEK METER STATION
     o 1996/07/15, WHITE OAK INTERCONNECT
     o 1997/02/25, WHITE OAK INTERCONNECT
     TAURUS EXPLORATION U.S.A., INC.
     o 1996/08/20, NAME CHANGED ENERGEN RESOURCES CORPORATION

     TECO COALBED METHANE, INC.

     o   1996/08/20, NAME CHANGED ENERGEN RESOURCES CORPORATION

     TORCH ENERGY MARKETING, INC.

     o   1990/10/18, ROBINSON BEND

DRAFTS

     GAS PURCHASE

     o   S.I.A.

     MISCELLANEOUS

GAS COMPRESSION
     ANHALT, MILTON

     o   1981/11/10

     GRACE PETROLEUM CORPORATION
     HARRIS, EGERTON S., JR.

     o   1981/11/10

     HODGES, LEONARD I.

     o   1981/11/10

     HOWELL PETROLEUM CORPORATION

     o   1985/11/01, FAYETTE WEST

         o   BLOWHORN AND BLUFF

             o   MCCRACKEN MOUNTAIN

     MINGES, EDWIN L.

     o   1981/11/10

     MISCELLANEOUS

     MOON-HINES OIL OPERATORS

     o   1981/11/10

     MOON, ROBERT M.

     o   1981/11/10

     MOON, VERNA E.

     o   1981/11/10

     SWIFT ENERGY COMPANY

     o   1983/05/01

     TERRA RESOURCES, INC.

     o   1985/11/01
GAS PURCHASE
     ACORN RESOURCES, INC.

     o   3178, 1993/12/02

     AHS L.L.C.

     o   314702, 1994/04/01

     AIZENSHTAT, MELVIN

     o   3002, 1981,/01/01, SEE HODGES, LEONARD I., DR. (NO CONTRACT REC.)

     ALABAMA DRILLING COMPANY, INC.

     o   3101, 1985/04/10

     ALABAMA GAS CORPORATION

     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION (CONSENT ONLY)

     ALABAMA GAS  VENTURES #1

     o   3139, 1990/02/01, FAYETTE CO., ALABAMA

     ALABAMA INTRASTATE SUPPLY
     o   3092, 1984/10/01, SEE TXO PRODUCTION CORP. (4/1/86 AGMT)
     ALABAMA NATIONAL BANK, TRUSTEE
     o   3060, 1981/01/01, SEE OR'REAR, WILLIAM G.
     ALABAMA OIL COMPANY
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     ALAGASCO ENERGY COMPANY, INC.
     o   3081, 1083/07/08
     o   1984/10/01, SEE TXO PRODUCTION CORP.
     ALAGASCO PIPELINE COMPANY
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     ALEXANDER RESOURCES, INC.
     o   3052, 1982/03/22, SEE ANDERMAN OIL CORPORATION
     AMBROSE PROPERTIES, INC.
     o   3004, 1981/01/01
     AMSOUTH BANK, TRUSTEE
     o   3060, 1981/01/01, SEE OR'REAR, WILLIAM G.
     ANDERMAN OIL CORPORATION
     o   3081, 1981/08/04, TEMPORARY
     o 3117, 1986/08/01, FORMERLY SNG GAS SUPPLY #3406, TERM 4/30/89, WATSON CREEK, EAST
     o   3406, 1986/08/01...X
     ANDERMAN, GEORGE G.
     o   3080, 1981/01/01
     ANDERMAN/SMITH OPERATING COMPANY
     o   3122, 1987/03/01, TERMINATED 3/31/89
     ANDERSON & SONS, W.D.
     o 3086, 1984/07/31, SEE MWJ PRODUCTING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o 3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST ANDERSON, W.D.
     o 3143, 1990/04/01, SEE MWJ PRODUCING COMPANY, FAYETTE CO., ALABAMA ANHALT FAMILY TRUST
     o   1981/01/01, SEE HODGES, LEONARD I., DR.
     ANHALT, ALINE
     o   3005, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT)
     o   1981/01/01, SEE HODGES, LEONARD I., DR.
     ANHALT, GERALD A.
     o   1981/01/01, SEE HODGES, LEONARD I., DR.
     ANHALT, MELTON
     o   1981/01/01, SEE HODGES, LEONARD I., DR.
     ANHALT, MILTON
     o   3005, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT)
     APOLLO DRILLING & EXPLORATION
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G. (SEE 8/25/81 LETTER)
     ARCO NATURAL GAS MARKETING, INC.
     o   3151, 1991/02/01, MAXWELL CROSSING
     AUBURN UNIVERSITY
     o   3168, 1992/07/01...
     BARIA & MASON
     o 1984/07/25, SEE MORROW OIL & GAS CO. (PER 10/17/84 RAT), BLOOMING GROVE & MCCRACKEN MOUNTAIN

     BARIANCA PRODUCTION COMPANY
     o   3093-04, 1994/01/01
     BAY CITY CONSOLIDATED PARTNERS, LTD.
     o   3000, ASSIGN TO MIDDLE BAY (HUGH C. MIX - 1/1/90 RAT)
     BHB TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     BLACK ROCK OPERATING COMPANY
     o   4060-96, 1996/01/01
     BLACK ROCK OPERATING COMPANY, ET AL
     o   3052, 1982/03/22
     BLAKPELA EXPLORATION
     o   3117, 1986/08/01, SEE OR'REAR, WILLIAM G.
     BLEDSOE, SIDNEY
     o   3006, 1981/01/01, SEE OR'REAR, WILLIAM G.
     BOOMER GAS INC.
     o   320404, SEE MCCAULEY OPERATING CO., INC. 3204
     BOWMAN ROUNDTREE
     o   3198, 1995/02/01
     BOWMAN, INC., FRED
     o   3147-03, 1994/10/01
     o   3202, 1995/07/01
     BRAZOS
     o   3132-08, 1994/03/01
     BRESLOW, ESTELLE B.
     o   3007, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT)
     BRESLOW, JAMES, ESTATE OF
     o   3008, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT)
     BREWTON, LTD.
     o 3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK BRISTOL RESOURCES CORP.
     o   3205-00, 1996/01/01
     BRONCO OIL & GAS COMPANY
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.,
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     BROWNING & WELCH, INC.
     o   3075, 1982/03/09
     o   3083-00, 1983/09/09
     o   3083, 1983/09/09
     o   3095, 1984/11/21, FORMERLY SIGNIFICANTLY CONTRACT #934
     o   3102, 1985/06/31
     o   3119, 1986/11/11
     o   3128, 1988/03/01
     o   3170, 1992/11/01
     o   3189, 1994/04/01
     o   3191-00, 1994/08/01
     o   3403, 1986/06/09
     o   3410, 1987/03/01
     o   1981/09/02
     o   1997/08/01

     BUFORD, T. C.
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     BULLARD, JOHN C.
     o   3009, 1981/01/01, SEE O'REAR, WILLIAM G.
     BURROUGHS, CHAP B.
     o   3010, 1981/01/01
     BUTTS, JOHN B.
     o   3011, 1981/01/01
     C & H VENTURES
     o   3132-03, 1994/01/01
     CADDELL, JOHN A.
     o   3012, 1981/01/01, SEE O'REAR, WILLIAM G.
     CAPELL, JACK L.
     o   3013, 1981/01/01, SEE O'REAR, WILLIAM G.
     CARDEN, C. T.
     o   1981/04/07, SEE FINK, DARRELL M.
     CARLESS RESOURCES, INC.
     o   3014, 1983/03/09
     o   3023, 1981/01/01, PER 2/17/84 ASSIGNMENT FROM EGERTON S. HARRIS
     o   3038, 1981/01/01, PER 3/1/84 ASSIGNMENT FROM T. M. KEESEE
     o   3054, 1981/01/01, PER 2/7/84 ASSIGNMENT FROM EDWIN L. MINGES
     o   3085, 1984/07/06, FORMERLY SIGNIFICANTLY CONTRACT #926-TERMINATED
         2/1/89
     o   3121, 1986/06/01, TERMINATED 2/1/89
     o   3135, 1989/02/01
     o   3414, 1988/01/01
     o   927, 1984/07/13
     CEB TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     CHERRY & ASSOCIATES, INC., CHARLES L.
     o   3084, 1976/09/23, INCLUDES 6/21/80 AGREEMENT
     o   3087, 1984/07/06, FORMERLY SIGNIFICANTLY CONTRACT #3087
     o 1978/03/01, SEE CORONADO TRANSMISSION CO. AGMT. 9/1/78, (RATIFICATION OF CORONADO TRANS. AGMT.)
     o 1979/02/01, SEE CORONADO TRANSMISSION CO. AGMT. 9/1/78, (RATIFICATION OF CORONODA TRANS. AGMT.)
     o   1980/05/21
     CHEVRON U.S.A. PRODUCTION COMPANY
     o   3175-00, 1993/10/01
     CITIZENS BANK OF HATTIESBURG, TRUSTEE
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     CITIZENS GAS SUPPLY CORP.
     o   3424, 1990/01/26
     CLEMENT, NEAL
     o   3106, 1986/01/01, SEE DRAKE, JERR M.
     CORDELL, JOE B.
     o   3015, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     CORONADO TRANSMISSION COMPANY
     o   1978/09/01
     o   SEE ENCINA TRANSMISSION COMPANY
     CREATIVE IDEAS
     o   1982/04/08, SEE MIX, HUGH C.

     DALE, JOHN
     o   SEE O'REAR, WILLIAM G.
     DALE, JOHN T.
     o   3016, 1981/01/01, SEE O'REAR, WILLIAM G.
     DALLAS TRADING INC.
     o   3093-06, 1994/03/01
     DALKRYMPLE, ADINE
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST DALRYMPLE, ARCH III
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST DICKERSON, W. B., JR.
     o 3105, 1985/11/18, SEE HUGHESS EASTERN PETROLEUM PER 11/18/85 RAT. DIVERSE GP III
     o   1988/11/01, SEE LADD PETROLEUM
     DRAKE, JERRY M.
     o   3106, 1986/01/01
     DURANGO PRODUCTION CORP.
     o   3103-02, 1994/02/01
     EAC ENERGY
     o   SEE LADD PETROLEUM
     ELDRIDGE GATHERING SYSTEM
     o   3144-00, 1990/05/01
     ELLBOGEN, JOHN P.
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/03/04, SEE ANDERMAN OIL CORPORATION
     o   3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST
     EMIL PAWLIK
     o   SEE LADD PETROLEUM
     ENCINA TRANSMISSION COMPANY
     o   3163, 1992/02/01
     ENERGEN RESOURCES CORPORATION
     o   3137-00, 1989/10/01, FORMERLY TAURUS EXPLORATION, INC.
     ENERGY DEVELOPMENT PARTNERS LTD.
     o   1981/01/01, SEE PATRICK PETROLEUM
     ENSEARCH EXPLORATION, INC.
     o   3017, 1978/10/04, TERMINATED 6/1/81 PER 5/22/81 AGREEMENT
     o   ALSO SEE ENSEARCH CORPORATION & EP OPERATING CO.
     EP OPERATING COMPANY
     o   3088, 1981/01/01, SEE TERRA RESOURCES, INC. (6/10/86 LETTER)
     o   3124, 1988/09/01
     ESPERO ENERGY CORP.
     o   3023, 1981/01/01, SEE CARLESS RESOURCES, INC.
     o   3038, 1981/01/01, SEE CARLESS RESOURCES, INC.
     o   3054, 1981/01/01, SEE CARLESS RESOURCES, INC.
     o   3135, 1981/01/01, SEE CARLESS RESOURCES, INC.
     o   3141, 1990/01/01, ASSIGN, FROM SIS (#3425) 3-1-90, FAYETTE & TUSCALOOSA
         COS, AL.

    o    3155, 1991/06/01
    o    3162, 1992/01/01
    o    4059-96, 1996/11/01
    o    1981/01/01, HARRIS, EGERTON S.
    o    1981/01/01, KEESEE, T. M.
    o    1981/01/01, MINGES, EDWIN L.
    o    1989/02/01
    o    1990/01/01, ASSIGNED TO SIA 3/1/90
    o    1994/01/01
    EURODIAMANT, LTD.
    o    3018, 1981/01/01, NO EXECUTED AGREEMENT RECEIVED
    EXOK, INC.
    o    4018-97, 1997/02/01
    FAIRLAND ENERGY CORPORATION
    o    3103, 1985/05/10, SEE MIX ENERGY LTD. II
    o    1982/04/08, SEE MIX, HUGH C.
    FARRIS, A. F., III
    o 3138, 1989/12/01, SEE JERN, LTD., ET AL., TUSCALOOSA CO., AL. FINK, DARRELL M.
    o    1982/04/07
    FLARE INC.
    o    3132, 1989/12/01, SEE HOWELL
    o    3164, 1992/03/01
    FRANKLIN, IRVIN
    o    3019, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
    FREDONIA RESOURCES, INC.
    o    4017-97, 1997/02/01
    FRIEND, SEYMOUR
    o    3020, 1981/01/01
    GEODYNE PRODUCTION COMPANY
    o    1981/01/01, SEE LADD PETROLEUM CO.
    GERMANY OIL COMPANY
    o    3212-00, 1998/10/01
    GIBRALTAR ENERGY COMPANY
    o    3132-07, 1994/03/01
    GIFFORD PETROLEUM COMPANY
    o    1982/04/07, SEE FINK, DARRELL M.
    GILBRALTER ENERGY CO.
    o    3082, 1981/01/01, SEE PARTNERSHIP PROP., ET AL.
    GILLESPIE, WILLIAM A.
    o 3084, 1976/09/23, INCLUDES 5/21/80 AGTM. SEE CHERRY & ASSO., CHAR. GLOBAL NATURAL RESOURCES CORP. OF NEVADA
    o    3088, 1981/01/01, SEE TERRA RESOURCES, INC. (SEE 11/1/86 AGMT.)
    o    3091, 1984/08/19, FORMERLY SIGNIFICANTLY CONTRACT #921
    o    3126, 1986/11/01, TERMINATED 1/1/93
    o    3174, 1993/01/01
    GPC MARKETING COMPANY
    o    3147, 1989/03/01, OLD #3420
    o    3420, 1989/03/01, ASSIGNED TO SIA 1/23/91

     GRACE PETROLEUM CORPORATION
     o 3105, 1985/11/18, SEE HUGHES EASTERN PETROLEUM PER 11/18/85 RAT., BRUSH CREEK, SOUTH
     o   3112, 1986/05/01
     o   3420, 1989/03/01, ASSIGNED TO GPC MARKETING COMPANY 8/7/89
     GRACO RESOURCES INC.
     o   4058-98, 1996/11/01
     GRAIG INTERNAITONAL, INC.
     o   3114, 1986/01/01, SEE MAIN ENERGY, INC. (PER 1/20/89 ASSIGN.)
     GRAVES, STANLY L.
     o   3138, 1989/12/01, SEE JERN, LTD., ET AL., TUSCALOOSA CO., AL.
     GREGG, MORTON
     o   3021, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     GULF WESTERN ENERGY CORP.
     o   3147-04, 1994/10/01
     HAMILTON, HERMAN H., JR.
     o   3022, 1981/01/01, SEE O'REAR, WILLIAM G.
     HAOMA NORTH WEST ENERGY
     o   1981/01/01, SEE STRATAUS ENERGY INC.
     HARDIN, D. O.
     o   3138, 1989/12/01, SEE JERN, LTD., ET AL., TUSCALOOSA COL., AL.
     HARDY OIL & GAS USA INC.
     o   3115, 1986/10/01, SEE PETRUS OIL COMPANY L.P. (PER 10/15/86 RAT.)
     HARRELL ENERGY CO.
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST HARRELL, KENT J.
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST HARREL, KENT J. (PARTNER IN SUNRISE EXPL.)
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     HARRIS, EGERTON S., JR.
     o   3023, 1981/01/01, SEE CARLESS RESOURCES, INC.
     HARRIS, IRENE
     o   3024, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     HARRIS, ROBERT
     o   3025, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     HAUGHTON, OLIVIA
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     HAUGHTON, PEGGY
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     HAWKEY OIL & GAS, INC.
     o   3106, 1985/12/11
     HELLRING, ABBY
     o   3027, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     HERBERT, WILLIAM D.
     o   3026, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     HERKOWITZ, BERNARD
     o   3028, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     HERKOWITZ, JEROME
     o   3029, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)

     HESS, PAUL
     o   3030, 1981/01/01, SEE O'REAR, WILLIAM G.
     HODGES, IRIS
     o   3031, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     HODGES, LEONARD I., DR.
     o   3032, 1981/01/01, CONTRACTS
     o   3032, 1981/01/01, CORRESPONDENCE
     HODGES, LORI ANN
     o   3033, 1981/01/01, SEE HODGES, LEONARD I., DR. (12/19/83 RAT.)
     HOWELL GAS MANAGEMENT COMPANY
     o   3132, 1988/01/01, SUPERSEDED BY HOWEEL PET. CORP. 12/1/89
     HOWELL PETROLEUM CORPORATION
     o   3092, 1984/08/01, FAYETTE AND LAMAR COUNTIES, ALABAMA
     o   3094, 1984/08/01, FAYETTE COUNTY, ALABAMA
     o 3105, 1985/11/18, SEE HUGHES EASTERN PETROLEUM PER 11/18/85 RAT., BURSH CREEK, SOUTH
     o   3111-00, 1986/01/01, TERMINATED, FAYETTE COUNTY, ALABAMA
     o   3132, 1989/12/01
     HUGHES EASTERN CORPORATION
     o   3116, 1986/08/01, SEE HUGHES & HUGHES, WATSON CREEK, EAST
     o   3134, 1989/04/01, SEE HUGHES & HUGHES, WATSON CREEEK, EAST
     o   3137, 1989/10/01, SEE TAURUS EXPLORATION, FAYETTE & LAMAR
     o   3157, 1991/10/01, FAYETTE & LAMAR
     o   3188-00, 1994/04/01
     o   3412, 1987/11/01, SEE HUGHES & HUGHES,
     o   3416, 1988/06/01
     o   ASSIGNMENTS
     HUGHES EASTERN PETROLEUM LTD.
     o   3098, 1985/05/01, SEE HUGHES & HUGHES, BLUFF, NORTH
     o   3099, 1985/05/08, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     o   3105, 1985/11/18
     HUGHES EASTERN PETROLEUM LTD.
     o   3098, 1985/05/01, SEE HUGHES & HUGHES, BLUFF NORTH
     o   3099, 1985/05/08, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     o   3105, 1985/11/18
     HUGHES & HUGHES
     o   3034, 1981/01/01
     o   3035, 1983/07/19, LITTLE HELL'S CREEK
     o   3098, 1985/05/01, BLUFF NORTH
     o   3099, 1985/05/08, LITTLE HELL'S CREEK
     o   3100, 1985/05/08, FAYETTE COUNTY, ALABAMA
     o 3105, 1985/11/18, SEE HUGHES EASTERN PETROLEUM PER 11/18/85 RAT., BRUSH CREEK SOUTH
     o 3116, 1986/08/01, FORMERLY SNGI GAS SUPPLY CONTRACT #3405, WATSON CREEK, EAST
     o   3134, 1989/04/01, WATSON CREEK, EAST
     o   3412, 1987/11/01
     HUGHES & HUGHES & HUGHES EASTERN CORP.
     o   3131, 1987/11/01, WATSON CREEK, EAST
     HUGHES, DAN A.
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     HUGHES, DUDLEY J.
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK

     HUGHES, H.O.
     o   3038, 1981/01/01
     HUNT OIL COMPANY
     o   3165, 1992/03/01
     H. & B., LTD.
     o   3032, 1981/01/01, SEE HODGES, LEONARD I., DR.
     INTERSTATE GAS CORPORATION
     o 3004, 1981/01/01, SEE AMBROSE PROPERTIES INC. (NAME CHANGED 1984) JABSCO OIL OPERATING, LLC
     o   4031-98, 1988/11/01
     JAYEMBE, LTD.
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     JERN, LTD., ET AL.
     o   3138, 1989/12/01, TUSCALOOSA CO., AL.
     JKJ TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     JMB/JSB INVESTMENT COMPANY
     o   3052, 1982/03/22, SEE LOMAK PRODC.
     JSS TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     JTS TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     JUDSON, EDWARD H.
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o   311, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST
     JUSTISS OIL CO. INC.
     o   3136, 1989/09/01
     o   3149, 1990/07/01, OLD #3428
     o   3150, 1989/12/01, OLD #3422
     o   3161, 1985/05/01, OLD #3402
     o   3402, 1985/05/01, ASSIGNED TO SIA 1/1/92
     o   3422, 1989/12/01, ASSIGNED TO SIA 1/28/91
     o   3428, 1990/07/01, ASSIGNED TO SIA 1/28/91
     KATZ, JANET FAN, TRUST
     o 3092, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.), (NO SIGNED CONTRACT RECEIVED)
     KATZ, MURIEL
     o   3037, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     KAVANAUGH ENERGY SERVICES INC.
     o   3167, 1992/01/01
     KEESEE, T.M.
     o 3038, 1981/01/01, SEE CARLESS RESOURCES, INC. (PER 3/1/84 ASSIGN.) KEITH PETROLEUM CORP.
     o   3210-00, 1998/07/01
     KEELY, JOHN W.
     o   1981/01/01
     KING, MARY K.
     o   3039, 1981/01/01, SEE O'REAR, WILLIAM G.

     KING, RUFUS
     o   SEE O'REAR WILLIAM G.
     KING, RUFUS M.
     o   3040, 1981/01/01, SEE O' REAR, WILLIAM G.
     KING, SAMUEL C.
     o   3041, 1981/01/01, SEE O'REAR, WILLIAM G.
     KJJ TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     KLEIN, MILDRED
     o   3090, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     KLONDIKE ENERGY, L.P.
     o   SEE BOWMAN, INC., FED CONTRACT #3147-03
     LADD PETROLEUM CORPORATION
     o   3063, 1981/01/01, SEE PATRICK PET. CORP. (PER 6/24/84 ASSIGNMENT)
     o 3105, 1985/11/18, SEE HUGHES EASTERN PETROLEUM PER 11/18/85 RAT., BURSH CREEK, SOUTH
     o   3109, 1986/01/01
     o   3120, 1986/08/01, FORMERLY SNGI GAS SUPPLY CONTRACT #3409
     o   3123, 1987/05/01
     o   1986/08/01
     LANEER RESOURCES, LTD.
     o   3114, 1986/01/01, SEE MAIN ENERGY, INC. (PER 1/20/89 ASSIGN.)
     LANE, D. H., DR.
     o   3088, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     LARSON, GARY
     o   3042, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     LARY, BANNING
     o   3043, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     LARY, KATHERINE
     o   3043, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     LASSETER OPERATING COMPANY
     o   3173, 1992/12/01, TUSCALOOSA CNTY (BOONE CREEK COAL)
     LEEDS, JANE J.
     o   3044, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     LEEDS, ROBERT
     o   3044, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     LEFF, MARILYN B.
     o   3045, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     LENNON, MARY R.
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     LGH #1
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     LIGHTHOUSE GAS MARKETING
     o   3146, 1991/01/01
     o   3431, 1991/06/01
     LIVE OAK PETROLEUM, INC.
     o   4022-97, 1997/04/01
     LOCAL, INC.
     o   1996/11/01

     LOMACK PETROLEUM, INC.
     o   3176, 1993/10/01, ASSIGNED TO VENUS EXPLORATION, INC.
     LOMAK PETROLEUM
     o   ALSO SEE LOMAK PRODUCTINO 11/18/85
     LOMAK PRODUCTION COMPANY
     o   3052, 1982/03/022, SEE BLACK OPERATING CO, ET AL/LOMAK 11/18/85
     o   3129, 1985/11/18
     LONGINO, CHARLES F.
     o   3045, 1981/01/01
     LORANT, JERRY O.
     o   3179-00, 1993/12/01
     LORENZO, WILLIAM
     o   3047, 1981/01/01, SEE O'REAR, WILLIAM G.
     MAIN ENERGY, INC.
     o   3114, 1988/01/01
     MoR-WIN DEVELOPMENT CO.
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o 3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST MARATHON OIL COMPANY
     o   ALSO SEE LOMAK PRODUCTION CO. 11/18/85
     o   SEE BROWNING & WELCH
     o   SEE TXO PRODUCTION CORP. 11/5/90
     MARCUM, DALE
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     MARSHALL & WINSTON, INC.
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o   3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST
         3143, 1990/04/01, SEE MWJ PRODUCING COMPANY, FAYETTE CO., ALABAMA MARTIN, WILLIAM H.
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o   3118, 1988/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST
     MAS TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     MASON, DICK B., III
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     MATTER, J.E., ESTATE OF
     o   1982/04/07, SEE FINK, DARRELL M.
     MAY ENERGY PARTNERS OPERATING PARTNERSHIP LTD
     o   3063, 1981/01/01, SEE LADD PETROLEUM CO.
     MAYEUAX, J.A.
     o   3048, 1978/05/01
     MBB TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     MCCAULEY OPERATING CO., INC.
     o   3204, 1998/01/01
     MCCULLISS RESOURCES COMPANY, INC.
     o   3181, 1993/12/01

     MCDONALD, ALLAN
     o   3049, 1981/01/01, SEE O'REAR, WILLIAM G.
     MCDONALD, WILLIAM
     o   3051, 1981/01/01, SEE O'REAR, WILLIAM
     MCTIERNAN, FRANCIS
     o   3092, 1984/10/01, SEE HODGES, LEONARD I., DR. (4/1/81 RAT.)
     MEDALLION EXPLORATION
     o WELLS NOT IDENTIFIED ON WORKSHEET-NOT SURE WHICH CONTRACT FILE RELATED MERIDIAN OIL TRADING INC.
     o   3426, 1989/12/12
     MERRIMAC ENERGY CORP.
     o   3169, 1992/09/01, BLOWHORN CREEK (JENKINS 34-16)
     MICHIGAN OIL COMPANY
     o   3052, 1982/03/22, ASGN TO LOMAK PROD. 11/18/85
     o   3053, 1983/07/06, SEE #3128, 11/18/85
     o   3053, 1985/11/18, CONTRACT # ASSIGNED IN ERROR, SEE #3129 LOMAK
     o   3129, 1985/11/18
     MIDCOAST ENERGY RESOURCES, INC.
     o   4053-96, 1998/11/01
     MIDDLE BAY OIL COMPANY
     o   3000, 1982/04/08, SEE MIX, HUGH C.
     MILLER, R. LAMAR
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     MINGES, JOHN T.
     o   3055, 1981/01/01
     MINGES, EDWIN L.
     o   3054, 1981/01/01, SEE CARLESS RESOURCES, INC.
     MISCELLANEOUS
     o   ALLOCATIONS, PIPELINE
     o   CONTRACTS OF OTHERS
     o   GENERAL
     o   LETTERS TO PRODUCERS, ET AL.
     o   WORKING INTEREST OWNERSHIP
     MIX ENERGY LTD., I
     o   1982/04/08, SEE MIX, HUGH C.
     MIX ENERGY LTD., II
     o   3103, 1985/05/10
     MIX, HUGH C.
     o   3000, 1982/04/08
     o   3103, 1985/05/10, SEE MIX ENERGY LTD., II
     MOHAN, DONA M.
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK EAST MONVALE ENERGY II, INC.
     o   3115, 1986/10/01, SEE PETRUS OIL COMPANY, L.P. (PER 10/15/86 RAT.)
     MOON-HINES-TIGRETT OPERATING CO., INC.
     o   3201-00, 1995/05/05
     MOON AND HINES
     o   3056, 1981/01/01

     MORROW OIL & GAS COMPANY
     o   3076, 1982/04/19, TERMINATED 10/1/87, BLOOMING GROVE & MCCRACKEN
         MOUNTAIN
     o   3077, 1983/07/25, TERMINATED 10/1/87, BLOOMING GROVE & MCCRACKEN
         MOUNTAIN
     o   3078, 1983/06/30, TERMINATED 10/1/87, BLOOMING GROVE & MCCRACKEN
         MOUNTAIN
     o   3079, 1981/11/01, SEE TERRA RESOURCES, INC. (3/16/81 RAT.)
     o 3096, 1984/07/25, FORMERLY SNG CONTRACT #928, BLOOMING GROVE & MCCRACKEN MOUNTAIN
     o   3104, 1984/07/25, FORMERLY SNG CONTRACT #929, BEAVER CREEK
     o   3207-00, 1998/05/01
     MORROW, W.E.
     o   3079, 1981/01/01, SEE TERRA RESOURCES, INC. (PER 3/16/81 RAT.)
     MOSS, BARBARA A.
     o   3057, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     MOSS, JOSHUA M.
     o   3057, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     MOUSE RIVER, LTD.
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     MUNOCO COMPANY L.C.
     o   4017-98, 1998/07/01, BIRMINGHAM, AL
     MWJ PRODUCING COMPANY
     o 3086, 1984/07/31, FORMERLY SNG CONTRACT #932, FAYETTE & LAMAR COUNTIES, ALABAMA
     o 3118, 1986/08/01, FORMERLY SNGI GAS SUPPLY CONTRACT #3407, WATSON CREEK, EAST
     o   3143, 1990/04/01, FAYETTE CO., ALABAMA
     o   3417, 1988/09/01, X
         , 1988/08/01 X
     NATURAL GAS & OIL, INC.
     o   3137, 1988/10/01, SEE TAURUS EXPLORATION INC.
     o   3154, 1991/05/01, BLOOMING GROVE
     o   4064-96, 1996/11/01
     NATURAL RESOURCES CORPORATION
     o   3088, 1981/01/01, SEE TERRA RESOURCES, INC.
     o   3091, 1984/08/19, SEE GLOBAL NATURAL RESOURCES CORP. OF NEVADA
     o , 1979/11/02, SEE CORONADO TRANSMISSION CO. AGMT. 9/1/78, (RATIFICATION OF CORONADO TRANS. AGMT.)
     NELSON, JOHN H.
     o   3058, 1977/06/01, INCLUDES 1/1/81 AGREEMENT
     NICKELL ENVIRONMENTAL
     o   320402, SEE MCCAULEY OPERATING CO. INC. 3204
     NORTH CENTRAL ENTERPRISES, INC.
     o   4028-97, 1997/05/01
     NORTHWEST ALABAMA GAS & OIL, LTD.
     o   3032, 1981/01/01, SEE HODGES, LEONARD I., DR.
     NO. 1 1984 EXPLORATION PARTNERSHIP
     o   3113, 1986/05/01
     NSD TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     O'REAR, JANE JOHNSON, EXECUTRIX
     o   3080, 1981/01/01, SEE O'REAR, WILLIAM G.
     O'REAR, WILLIAM G.
     o   CONTRACTS - 1981-
     o   CONTRACTS THROUGH 1980

     o   CONTRACTS, SUPERSEDED
     o   CORRESPONDENCE
     o   PRICE LETTERS
     OCEAN RESOURCES INC.
     o   320401, SEE MCCAULEY OPERATING CO. INC. 3204
     OGP OPERATING INC.
     o   3153, 1991/04/01, PETERSON COAL DEGASIFICATION
     OLTCHICK, SAMUEL
     o   3059, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     ORION-SMITH OIL PROPERTIES, LTD.
     o   3093-03, 1994/01/01
     PACIFIC ENTERPRISES
     o   3165, 1992/03/01
     PACIFIC ENTERPRISES OIL COMPANY
     o   3164, 1992/03/01, ALSO SEE FLARE INC.
     PACIFIC ENTERPRISES OIL COMPANY (USA)
     o   3088, 1981/01/01, ACQ'D INT. FROM TERRA RESOURCES 4/24/89
     o   3415, 1988/04/01
     PARKER, WALTER E., DR.
     o   3081, 1981/01/01, SEE O'REAR, WILLIAM G.
     PARKER, W.E.
     o   SOLD INTEREST TO R. KING & J. DALE 11/89
     PARKS & LUTTRELL, INC.
     o   4029-98, 1998/11/01
     o   4059-96, SEE ESPERO ENERGY CORP.
     PARTNERSHIP PROPERTIES
     o 3052, 1981/01/01, PARTIAL ASGN. TO VINTAGE PETRO. EFF. 10/1/84 PATRICK PETROLEUM CORPORATION
     o 3063, 1977/08/23, INCLUDES 1/1/81 AGREEMENT SEE LADD PETROLEUM PATRICK PETROLEUM CORPORATION OF MICHIGAN
     o   3078, 1981/01/01, SEE PATRICK PETROLEUM CORPORATION
     PATTON, BERNICE W.
     o   3080, 1981/01/01, SEE O'REAR, WILLIAM G.
     PATTON, JOHN J.
     o 3080, 1981/01/01, SEE O'REAR, WILLIAM G. (NO CONTRACT RECEIVED) PENSACOLA OIL, LTD.
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     PERSON, CLAUDE
     o   3132-04, 1994/03/01
     PETRUS OIL COMPANY
     o   3116, 1986/10/01
     PETRUS OIL COMPANY, L.P.
     o   3411, 1987/03/01, X
     PETRUS OPERATING COMPANY, INC.
     o   3115, 1986/10/01, SEE PETRUS OIL COMPANY, L.P. (PER 10/15/85 RAT.)
     PGC GAS COMPANY
     o   SEE SPINDLETOP DRILLING COMPANY
     PHILLIPS PETROLEUM COMPANY
     o   3108, 1985/11/18

     PLANT, WALTER S.
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST POINT CLEAR II
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     POOLE, VICTOR
     o   3085, 1981/01/01, SEE O'REAR, WILLIAM G. (PER 1/1/81 RAT.)
     o   3089, 1981/01/01, SEE O'REAR, WILLIAM G. (PER 1/1/81 RAT.)
     PRAIRIE PRODUCING COMPANY
     o   SEE HUGHES EASTERN CORP.
     PREMIER GAS COMPANY
     o   3200-00, 1995/05/01
     o   3418, 1988/09/01 X
     o   SEE GPC MARKETING CO.
     PRIDE ENERGY COMPANY
     o   WELLS NOT IDENTIFIED ON WORKSHEET-NOT SURE WHICH CONTRACT FILE RELATED
         TO
     PRUET PRODUCTION COMPANY
     o   3183-00, 1994/01/01
     o   3184-00, 1994/01/01
     o   3206-00, 1996/03/01
     QUINOCO PETROLEUM, INC.
     o   1981/01/01, SEE LADD PETROLEUM
     RAMSING TRUST, THOR H.
     o   SEE AHS L.L.C, 3147-02 (4-1-94)
     RCB TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     REDCLIFF RESOURCES, L.C.
     o   3132-06, 1994/02/01
     REDFLOWER INC.
     o   3112, 1988/05/01, SEE GRACE
     RHIMA'S OIL PROPERTIES
     o   3093-07, 1994/03/01
     RICHARD, ROBERT
     o   3066, 1981/01/01, SEE O'REAR, WILLIAM G.
     RODGERS, H. GERRY
     o   3060, 1981/01/01, SEE O'REAR, WILLIAM G.
     ROEMER OIL COMPANY
     o   1981/01/01, SEE PATRICK PETROLEUM CORPORATION (PER 11/1/88)
     ROEMER, LAMAR B., DR.
     o   1981/01/01, SEE LADD PETROLEUM
     ROUNDTREE & ASSOCIATES, INC.
     o   3093, 1984/08/01, SEE HOWELL
     o   3164, 1992/03/01, SEE FLARE, INC.
     o   3187-00, 1994/06/01
     o   3193, 1994/04/01
     o   3209, 1996/05/01
     o   4036-98, 1998/12/01
     o   4059-98, 1998/11/01, SEE ESPERO ENERGY CORP.
     RUSH OIL COMPANY, INC.
     o   3068, 1981/01/01
     RUSH, EUNICE H.
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.

     RUSH, L.P.
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     SAMS ENERGY INC.
     o   320402, SEE MCCAULEY OPERATING CO. INC. 3204
     SAMSON NATURAL GAS COMPANY
     o   3112, 1986/05/01
     SAMSON PRODUCTION SERVICES CORP
     o   3103, 1985/05/10, SEE MIX ENERGY LTD. II (PER 7/1/96 RAT.)
     o   3147, 1989/03/01, SEE SNG MARKETING COMPANY (PER 1/1/96 RAT.)
     SAMSON RESOURCES COMPANY
     o   3101, 1985/04/10, SEE ALABAMA DRILLING CO. (PER 8/24/99 ASSIGN.)
     o   3208, 1998/05/01
     SANFORD OIL & GAS CO., INC.
     o   3156, 1991/08/01
     o   3182, 1994/01/01
     o   3195, 1995/01/01
     o   4072-96, 1997/12/01
     SANFORD, EMMETT C., JR.
     o   3084, 1980/05/21, SEE CHERRY & ASSOC., (PER 12/29/83 RAT.)
     o   3087, 1984/07/06, SEE CHERRY & ASSOC., (PER 7/6/84 RAT.)
     o   3125, 1987/01/01
     o   3148, 1990/10/18, OLD #3430
     o   3158, 1991/08/01
     o   3429, 1990/07/01 X
     o   3430, 1990/10/18, ASSIGNED TO SIA 1/28/91 X
     o   3432, 1991/08/01, ASSIGNED TO #3156
     SCHAFFARZICK, MARGARET K.
     o   3069, 1981/01/01, SEE O'REAR, WILLIAM G.
     SCHALAGAL, JOHN L.
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o   3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK EAST,
     o 3143, 1990/04/01, SEE MWJ PRODUCING COMPANY, FAYETTE CO., ALABAMA SCURLOCK, C. RAY
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o   3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK EAST,
     o 3143, 1990/04/01, SEE MWJ PRODUCING COMPANY, FAYETTE CO., ALABAMA SEALE, LEON, JR.
     o   1981/01/01, SEE O'REAR, WILLIAM G. (PER 1/1/81 RATIFICATION)
     SHEARMAN, THOMAS B.
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     SHEARMAN, WILLIAM HUGH
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     SHENANDOAH OIL CORPORATION
     o   1977/09/17, SEE PARTNERSHIP PROPERTIES CO.
     SHOOK RESOURCES, INC.
     o   3101, 1985/01/01, SEE ALABAMA DRILLING CO. PER 11/20/85 ASSIGNMENT
     SIS TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES

     SMITH, RALPH H.
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST SMITH, RALPH H. (PARTNER IN SUNRISE EXPL.)
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     SNG MARKETING COMPANY
     o   3147, 1989/03/01, CONTRACTS
     o   3147, 1989/03/01, CORRESPONDENCE
     o   3147, 1989/03/01, PRICE LETTERS
     SNYDER OIL CORP.
     o   ALSO SEE LOMAK 11/18/85
     SOKOL, CHARLES
     o   3114, 1981/01/01, SEE HODGES, LEONARD I., DR. (1/1/81 RAT.)
     SONAT MARKETING COMPANY L.P.
     o   3158-00, 1991/11/08, TERMINATED 1-1-97
     o   3203-00, 1995/04/01
     o   N/A, 1995/00/00
     SOUTHERN LAND & EXPLORATION CO., INC.
     o   4045-97, 1997/10/01
     SOUTHERN NATURAL GAS COMPANY
     o   3190-00, 1994/08/15
     SOUTHLAND PIPELINE COMPANY
     o   3400, 1984/08/19, TERMINATED 9/1/87 X
     o   3408, 1986/07/14 X
     SOUTHLAND ROYALTY COMPANY
     o 3408, 1986/07/14, ASSIGN TO SOUTHLAND PIPELINE CO. 7/14/86, X SOUTHWEST ROYALTIES, INC.
     o   4059-96, 1996/11/01, SEE ROUNDTREE & ASSOCIATES, INC.
     SPINDLETOP DRILLING COMPANY
     o   3177, 1993/12/01
     STAGHORN RESOURCES LLC
     o   4032-98, 1998/10/01
     STEPHENS, JAMES
     o   SEE LADD, ET AL.
     STETELMAN, BETTY R.
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     STOVER, HOWARD E.
     o   3108, 1986/01/01, SEE DRAKE, JERRY M.
     STRATAUS ENERGY INC.
     o   1981/01/01, NO EXECUTED AGREEMENT RECEIVED
     STRIPER OIL INC.
     o   3211, 1996/07/01
     ST. MARY PARISH LAND COMPANY
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     o 3117, 1986/08/01, SEE ANDERMAN OIL CORPORATION, WATSON CREEK, EAST ST. PAUL ENERGY, L.P.
     o   N/A, SEE BOWMAN, INC., FRED CONTRACT #3147-03
     SUMMERLAND, LTD.
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK

     SUNRISE EXPLORATION
     o   3080, 1981/01/01, SEE ANDERMAN, GEORGE G.
     o   3081, 1981/08/04, SEE ANDERMAN OIL CORPORATION
     SYRACUSE, LTD.
     o   3035, 1983/07/19, SEE HUGHES & HUGHES, LITTLE HELL'S CREEK
     TAURUS EXPLORATION, INC.
     o   3092, 1984/10/01, SEE TXO PRODUCTION CORP. (4/1/86 AGMT.)
     o 3137-00, 1989/10/01, NAME CHANGED ENERGEN RESOURCES CORPORATION, FAYETTE & LAMAR COS, AL.
     TERRA RESOURCES NATURAL RESOURCES CORP.
     o 1979/11/02, SEE CORONADO TRANSMISSION CO. AGMT. 9/1/78, (RATIFICATION OF CORONADO TRANS. AGMT.)
     TERRA RESOURCES, INC.
     o   3088, 1981/01/01, ASSIGN. TO PACIFIC ENTERPRISES 4/24/89
     o   3092, 1984/10/01, SEE TXO PRODUCTION CORP.
     o   3097, 1984/12/28, FORMERLY SNG CONTRACT #935, TERMINATED 4/17/86
     o   3415, 1988/04/01, ASSIGN TO PACIFIC ENTERPRISES OIL CO. 4/24/89 X
     TEXAS AMERICAN BANK
     o   SEE AMBROSE PROPERTIES INC.
     THOMPSON, SAMUEL G.
     o   1981/01/01, SEE LADD PETROLEUM
     THOMSON-MONTIETH
     o   3115, 1986/10/01, SEE PETRUS OIL COMPANY, L.P. (10/15/86 RAT.)
     TORCH-COENERGY L.L.C.
     o   3171-00, 1992/11/01, FORMERLY TORCH ENERGY MARKETING INC.
     o 3194-00, 1994/12/01, FORMERLY TORCH ENERGY MARKETING INC. AND TORCH GAS, L.C.
     TORCH ENERGY MARKETING, INC.
     o   3171-00, 1992/11/01, NAME CHANGED TORCH-COENERGY L.L.C.
     o 3194-00, 1994/12/01, FORMERLY TORCH GAS, L.C. NAME CHANGED 12/18/96 NOW SEE TORCH-COENERGY L.L.C.
     TORCH GAS, L.C.
     o 3194-00, 1994/12/01, NAME CHANGED TORCH ENERGY MARKETING, INC. TRAFALGAR HOUSE OIL AND GAS INC.
     o   3115, 1986/10/01, SEE HARDY OIL & GAS USA INC. (NAME CHANGED)
     TRATON OPERATING COMPANY
     o   4030-98, 1998/11/01
     TRIANGLE OPERATING COMPANY
     o   3199-00, 1995/04/01
     TRICE, HARRELL
     o   3088, 1981/01/01, SEE TERRA RESOURCES, INC. (3/3/81 RAT.)
     TRIDENT OIL CORP.
     o   SEE ASH L.L.C. 3147-02 (4-1-94)
     TRUSTMARK NATIONAL BANK, TRUSTEE
     o   3068, 1981/01/01, SEE RUSH OIL COMPANY, INC.
     TUCKER OPERATING COMPANY
     o   3403, 1986/06/24
     TUCKER, WILLIAM E.
     o   3088, 1981/01/01, SEE TERRA RESOURCES, INC. (4/11/77 ASSIGN).
     TXO PRODUCTION CORPORATION
     o   3088, 1981/01/01, SEE TERRA RESOURCES, INC. (7/29/83 ASSIGN)

     o   3092, 1984/10/01, FOMERLY SIGNIFICANTLY CONTRACT #936
     UTC HOLDING & FINANCE, INC.
     o   3132-10, 1984/04/01
     VAUGHN, JAMES H.
     o   3022, 1981/01/01, SEE HODGES, LEONARD I. DR. (1/1/81 RAT.)
     VAUGHT, GEORGE G., JR.
     o   3180, 1993/12/01
     VENUS EXPLORATION, INC.
     o   3176, 1993/10/01, FORMERLY LOMACK PETROLEUM, INC.
     VINTAGE GAS INC.
     o   SEE PARTNERHSIP PROP. & VINTAGE PET.
     VINTAGE PETROLEUM, INC.
     o 3062, 1981/01/01, SEE PARTNERSHIP PROPERTIES (PER 12/18/84 LETTER), VIOLA PRODUCTION, INC.
     o   3132-09, 1994/02/01
     VOLUNTEER ENERGY CORP.
     o   3159, 1991/12/01, FAYETTE & RUSCALOOSA
     WARRIOR BASIN GAS & OIL, LTD.
     o   3032, 1981/01/01, SEE HODGES, LEONARD I., DR.
     WEYERHAEUSER COMPANY
     o   3107, 1985/12/01
     WHEATLEY, ALLEN MAY
     o   3073, 1986/01/09, SEE WHEATLEY, J.C. (PER 1/9/86 RAT.)
     WHEATLEY, J.C.
     o   3073, 1977/06/01, 1/1/81 AGREEMENT NOT FULLY EXECUTED
     WHEATLEY, KEITH C.
     o   3074, 1977/17/08, 1/1/81 AGREEMENT NOT FULLY EXECUTED
     WHEATLEY, KEITH C.
     o   3074, 1977/17/08, 1/1/81 AGREEMENT NOT REC'D. BY RECORDS
     WHS TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     WILLIAMS, R. KEN
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPANY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o 3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST WINTERSHALL OIL & GAS CORPORATION
     o   927, 1984/07/13, SEE CARLESS RESOURCES, INC.
     WOODHATCH, MAYNARD M.
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     WOODWARD MARKETING, INC.
     o   3142, 1990/04/01, FAYETTE CO., AL.
     o   3427, 1990/05/01, FAYETTE CO., AL.
     WWS TRUST
     o   3034, 1981/01/01, SEE HUGHES & HUGHES
     YARBERRY, E.E.
     YARBROUGH, JAMES F.
     o 3086, 1984/07/31, SEE MWJ PRODUCING COMPNAY, FAYETTE & LAMAR COUNTIES, ALABAMA
     o   3118, 1986/08/01, SEE MWJ PRODUCING COMPANY, WATSON CREEK, EAST

     YOUNG, CLING
     o   SEE PETRUS OIL COMPANY
     GAS PURCHASE SALES
         DYNEGY MARKETING AND TRADE
     o   3112-98, 1988/12/01, (98-55-00324)
     GAS SALES
         ALABAMA GAS CORPORATION
     o   2014-00, 1995/12/01
     o   1976/09/09. CONTRACTS THROUGH 1980
     o   1976/09/09, CORRESPONDENCE
     o   1976/09/09
     o   1987/04/16
     o   1988/04/04
     o   1989/01/01
     o   1990/12/01
     o   1991/11/01
     ALAGASCO PIPELINE COMPANY
     o   1976/09/09, SEE ALABAMA GAS CORPORATION
     AVERY GAS RESOURCES, INC.
     o   1984/05/05
     BERRY, ALABAMA
     o   0211-98, 1998/11/01
     o   1987/12/21, TERMINATED 10-31-96
     BRISTOL RESOURCES CORP.
     o   2010, 1994/02/01
     o   2016-00, 1996/0/01
     BUNN CONSTRUCTION CO., INC., S.T.
     o   0156-96, 1996/10/01
     BUNN CONSTRUCTION, INC., S.T.
     o   1984/03/30
     CARBON HILL, ALABAMA
     o   N/A
     CHAMPION INTERNATIONAL INC.
     o   1992/07/01
     CMW OIL COMPANY
     o   1988/09/01
     CORONADO TRANSMISSION COMPANY
     o   1983/06/29
     CTC GAS MARKETING INC.
     o   1988/07/01, TERMINATED 8/1/90
     o   1990/12/01
     DECATUR, ALABAMA
     o   2015-00, 1996/01/01
     ENCINA GAS MARKETING, ICN.
     o   2008-00, 1993/12/01
     ENERGEN RESOURCES CORPORATION
     o 000-97, 1997/02/01, FORMERLY TAURUS EXPLORATION U.S.A., INC. FAYETE, ALABAMA
     o   0085-98, 1998/10/01
     o   2003-01, 1995/10/01
     o   1984/12/01
     o   1992/10/01

     GERMANY OIL COMPANY
     o   2011-00, 1994/01/01
     GOODRICH COMPANY, B.F.
     o   1985/03/15, SEE UNIROYAL GOODRICH TIRE COMAPNY
     o   1988/06/09
     HOWELL GAS MANAGEMENT COMPANY
     o   1987/03/01
     o   1989/03/28
     o   1989/12/01
     HOWELL PIPELINE COMPANY, INC.
     o   1984/07/25
     HUGHES EASTERN CORPORATION
     o   2009-00, 1994/02/01
     HUNT OIL COMPANY
     o   1985/01/30
     JENKINS BRICK COMPANY
     o   1985/07/18
     MCGOWAN, JOHN W.
     o   1987/12/01
     MISCELLANEOUS
     NORTHWEST ALABAMA GAS DISTRICT
     o   1982/11/17
     o   1987/11/01
     o   1990/11/01
     PICKENS COUNTY NATURAL GAS DISTRICT
     o   9186/11/01
     SNGTRADING INC.
     o   SEE SONAT MARKETING COMPANY
     SONAT MARKETING COMPANY
     o   2007-00, 1993/11/01, SMC #4761-93
     SONAT MARKETING COMPANY L.P.
     o   2013-00, 1995/09/01, SMC #4126-95
     o   1988/06/27
     SOUTHERN NATURAL GAS COMPANY
     o   1984/09/18, TERMINATED 10/1/87
     o   1984/10/01, TERMINATED
     o   1984/11/01, TERMINATED 4/1/89
     o   1985/05/01, TERMINATED 4/1/89
     TAURUS EXPLORATION U.S.A. INC.
     o 0002-97, 1997/02/01, NAME CHANGED ENERGEN RESOURCES CORPORATION TAURUS EXPLORATION, INC.
     o   2012-00, 1994/05/01
     UNION CAMP CORPORATION
     o   1985/06/28
     UNIROYAL GOODRICH TIRE COMPANY
     o   1985/03/15
     o   1986/06/09, SEE GOODRICH COMPANY, B.,F.
     VICTORY RESOURCES INC.
     o   1992/04/01

     VOLUNTEER ENERGY CORP.
     o   1991/06/01
     GAS TRANSPORTATION
         ALABAMA INTRASTATE SUPPLY
     o   3600, 1984/10/01
     o   8611, 1987/06/01
         ALAGASCO ENERGY COMPANY
     o   3623, 1983/11/30
         ANDERMAN/SMITH OPERATING COMPANY
     o   3602, 1986/08/01
     o   1983/11/21
     o 1987/04/01, PROPOSED RATIFICAITON SEE PACIFIC ENTERPRISES. ARCO NATURAL GAS MARKETING, INC.
     o   3640, 1991/02/01
         ARCO OIL & GAS COMPANY
     o   1990/08/30
         ASSOCIATED NATURAL GAS, INC.
     o   1989/12/01
         SEE GALAXY ENERGIES, INC.
         BRISTOL RESOURCES CORP.
     o   3665-00, 1996/01/01
     BROWNING & WELCH, INC.
     o   3608, 1988/11/01
     o   1989/12/01
     CARLESS RESOURCES, INC.
     o   3610, 1987/06/01
     o   3614, 1987/12/01
     o   3624, 1988/12/01
     CHAMPION INTERNATIONAL CORPORATION
     o   1988/10/01
     o   1998/12/01
     CHEVRON U.S.A. PRODUCTION
     o   3652, 1993/05/01
     o   3653, 1993/05/01
     o   3654, 1993/05/20
     o   3655, 1993/05/20
     CTC GAS MARKETING INC.
     o   3646, 1992/02/12, NAME CHANGE ENCINA
     DOMINION RESERVES
     o   3643, 1991/11/01
     ELDRIDGE GASTHERING SYSTEM, INC.
     o   1997/07/06
     EMERALD GAS COMPANY
     o   3643, 1991/11/01, SEE RIVER GAS CORP.
     ENCINA GAS MARKETING
     o   3646, 1992/02/12
     o   3649, 1992/11/28
     FAYETTE, ALABAMA
     o   1984/04/12

     FLARE INC.
     o   3645, 1992/02/01
     GALAXY ENERGIES, INC.
     o   3601, 1985/01/24, REPLACES 1/20/84 AGREEMENT
     o   3601, 1985/01/24
     o   1984/01/20
     o   1989/12/01, SEE ASSOCIATED NATURAL GAS INC.
     GERMANY OIL COMPANY
     o   3609-01, 1994/01/01
     HOWELL PETROLEUM CORPORATION
     o   3522, 1987/12/01
     HOWELL PIPELINE COMPANY, INC.
     o   1984/08/24
     HUGHES EASTERN CORPORATION
     o   3612, 1987/09/04
     o   3618, 1988/01/27
     HUGHES & HUGHES
     o   3812, 1987/09/04, SEE HUGHES EASTERN CORPORATION
     JIM WALTER RESOURCES, INC.
     o   3663, 1995/11/01, SEE SONAT EXPLORATION CO. - BROOKWOOD
     LIGHTHOUSE GAS MARKETING COMPANY
     o   1991/01/01
     MARATHON OIL COMPANY
     o   3629, 1989/10/01, MCCONNELLS STATION
     o   3647, 1992/02/15, ASSOCIATED NATURAL GAS, INC.
     o   1989/10/01, MOORE'S BRIDGE
     o   SEE TXD PRODUCTION CORP. 11/5/90
     MERIDIAN OIL INC.
     o   3636, 1990/07/12
     MICHIGAN OIL COMPANY
     o   3617, 1988/01/27
     MIDCOAST ENERGY RESOURCES, INC.
     o   3668-00, 1996/09/01
     MISCELLANEOUS
     o   ECONOMIC BENEFITS
     o   NOMINATIONS, PIPELINE
     MOON-HINES-TIGRETT OPERATING CO., INC.
     o   1990/03/26, O&M
     MORROW OIL & GAS COMPANY
     o   3613, 1987/10/01, REDELIVERY ALA GAS, ET AL.
     o   3620, 1987/12/01, REDELIVERY CORONADO
     o   1989/08/21, HODGES ESTATES 27-2 WELL CONNECTION
     o   1989/08/21, HODGES ESTATE 27-2
     o   1990/11/20, WEYERHAEUSER 22-8 WELL
     MWJ PRODUCING COMPANY
     o   3604, 1986/08/01
     o   3619, 1987/11/01
     o   3631, 1989/11/01
     NATURAL GAS & OIL, INC.
     o   1991/04/30

     NORTHWEST ALABAMA GAS DISTRICT
     o   3603, 1988/07/01
     o   1983/05/01
     o   1992/07/01
     OGP OPERATING INC.
     o   3841, 1991/02/01, SNG
     o   3642, 1991/02/01, TENNESSEE GAS PIPELINE CO.
     PACIFIC ENTERPRISES OIL COMPANY (USA)
     o   3608, 1987/04/01
     o   3609, 1987/05/01
     o   3627, 1989/10/01, MOORE'S BRIDGE
     PARKS & LUTRELL, INC.
     o   SEE GERMANY OIL COMPANY
     PERRY GAS COMPANIES, INC.
     o   3664-00, 1995/12/01
     PRAIRIE PRODUCING COMPANY
     o   SEE HUGHES EASTERN CORP.
     PRUET PRODUCTION COMPANY
     o   3628, 1989/08/01
     o   1989/01/24
     o   1989/02/22
     REDFLOWER INC.
     o   SEE GRACE 5/1/86
     RIVER GAS CORPORATION & EMERALD GAS CO.
     o   3643, 1991/11/01, NAME CHANGE DOMINION RESERVES
     SAMSON HYDROCARBONS COMPANY
     o   ,
     SANFORD RESOURCES CORPORATION
     o   3848, 1992/10/01
     o   1991/06/17
     SANFORD, EMMETT, JR.
     o   1991/06/17
     SNG INTRASTATE GAS SUPPLY INC.
     o   3615, 1987/11/01
     o   3616, 1988/01/04
     o   3625, 1988/04/01
     SNG INTRASTATE PIPELINE INC.
     o   SEE SONAT INTRASTATE-ALABAMA INC.
     SONAT EXPLORATION COMPANY
     o   3681-00, 1985/08/22, WHITE OAK CREEK
     o   3683-00, 1995/11/01, BROOKWOOD
     SONAT INTRASTATE-ALABAMA INC.
     o   3641, 1991/05/01, SEE SONAT INTRASTATE-ALABAMA, X
     o   1987/11/01 X
     o   1988/01/04 X
     o   1988/04/01 X
     SONAT INTRASTATE SUPPLY INC.
     o   3641, 1991/08/01
     SONAT MARKETING COMPANY L.P.
     o   3605, 1986/09/01, LOCAL DISTRIBUTION COMPANIES, VARIOUS
     o   3613-01, 1995/08/01

     o   3633, 1990/06/01, TERMINATED, BLACK WARRIOR BASIN
     o   3637, 1990/09/01, TERMINATED, BLACK WARRIOR BASIN
     o   3638, 1991/01/01, TERMINATED, NORTHWEST ALABAMA GAS DISTRICT
     o   3651, 1993/05/01, TERMINATED 3/1/97
     o   3656, 1993/05/01, TERMINATED 3/1/97
     o   3657, 1993/10/01
     o   3658, 1993/05/01, TERMINATED 3/1/97
     o   3660, 1995/04/01
     o   3552, 1995/08/01
     o   1998/11/01
     SOUTHWEST ALABAMA GAS DISTRICT
     o   1985/07/22
     SOUTHEAST GAS ACQUISITION & SUPPLY ASSN. INC.
     o   3607, 1987/01/26
     SOUTHERN NATURAL GAS COMPANY
     o   3632, 1990/01/01 CEDAR COVE
     o   845670, 1988/01/20 X
     o   847550, 1988/05/11, MCCONNELLS COMPRESSOR STATION, BROWNWOOD PRESERVE
     o 847550, 1991/04/25, SEE SNG - 847550 (BROWNWOOD PRESERVE), MCCONNELLS COMPRESSOR STATION MODIFICATION
     o 847550, 1991/04/25, SEE SNG - 847550 (BROWNWOOD PRESERVE), MCCONNELLS COMPRESSOR STATION MODIFICATION
     o   929150, 1998/11/01
     o   1982/11/01
     o   1982/06/01, FAYETTE & LAMAR COUNTIES
     o   1989/11/07, D&M, BLUE CREEK
     o   1992/06/01, FAYETTE & LAMAR COUNTY
     o   1993/10/15, AGENCY
     o   1996/01/01, BALANCING AGREEMENT
     o   1997/03/14, MERCEDES-BENZ PLANT
     o   MISCELLANEOUS
     SOUTHLAND GATHERING COMPANY
     o   3650, 1992/10/01
     TENNESSEE GAS PIPELINE COMPANY
     o   21005, 1997/08/01
     o   21025, 1997/09/01, BALANCING AGREEMENT
     o   3466, 1993/09/01, OBA
     o   1987/04/01, SEE PACIFIC ENTERPRISES OIL REDELIVERY - ANGI
     o   SEE PRUET PRODUCTION COMPANY
     TERRA RESOURCES, INC.
     o   SEE PACIFIC ENTERPRISES OIL COMPANY (USA)
     TRANSCO ENERGY MARKETING COMPANY
     o 3634-00, 1990/03/01, ASSIGNED TO WILLIAMS ENERGY SERVICES COMPANY EFFECTIVE 5/1/97, CEDAR COVE
     TRANSCONTINENTAL GAS PIPE LINE CORPORATION
     o   3659, 1994/04/01
     TXO PRODUCTION COMPANY
     o   MCCONNELLS STATION
     TXO PRODUCTION CORPORATION
     o   3628, 1989/10/01, SEE MARATHON OIL COMPANY, MOORE'S BRIDGE
     o   3629, 1989/10/01, SEE MARATHON OIL COMPANY, MCCONNELLS STATION

     VOLUNTEER ENERGY CORP.
     o   3644, 1991/12/01
     WILLIAMS ENERGY SERVICES COMPANY
     o 3634-00, 1990/03/01, FORMERLY TRANSCO ENERGY MARKETING COMPANY WOODWARD MARKETING
     o   3635, 1990/08/01
MISCELLANEOUS
     ALABAMA GAS CORPORATION
     o   HEARTLINE STORAGE FIELD PROJECT
     COASTAL FLOW MEASUREMENT
     o   1998/04/08, CHART CALCULATION SOFTWARE
     FOSTER & ASSOCIATES, CHARLEY
     o   1990/01/24
     HALLIBURTON RESOURCE MANAGEMENT
     o   ,
     HOWELL PETROLEUM CORPORATION
     o   SEE LAND FILES, PARK PLACE TOWER (RADIO TOWER)
     LAMOREAUX AND ASSOCIATES, INC., P.E.
     o   1989/08/08
     PATE 69 SOUTH CENTER, INC.
     o   1998/09/21, ENCROACHMENT AND REIMBURSEMENT AGREEMENT
     REAGAN EQUIPMENT CO.
     o   ,
     SOUTHERN NATURAL GAS COMPANY
     o   1997/08/01, GUARANTY AGREEMENT
     TENNESSEE GAS PIPELINE COMPANY
     o   1992/08/01, ELECTRONIC CUSTODY TRANSFER
     o   1993/05/30, TENN-SPEED
     o   1998/11/05, ELECTRONIC MEASUREMENT DATA
     TIDEWATER COMPRESSION SERVICE, INC.
     o   ,
     TRANSFERS
     o   MATTHEWS, W.E., IV
     UNIVERSITY OF ALABAMA
     o   1990/05/11, ARCHEOLOGICAL SERVICES
     o   1990/05/11, ENDANGERED & THREATENED SPECIES
     VERNON JANITORIAL & MAINTENANCE
     o   1989/08/11

                                SCHEDULE 3.1.13


                                  TAX RETURNS

The following income tax returns have been filed by El Paso Intrastate-Alabama, Inc. (formerly Sonat Intrastate-Alabama Inc.)

FEDERAL

Sonat Intrastate-Alabama Inc. was included in the Sonat Inc. and Subsidiaries' consolidated federal income tax returns for 1997 and 1998. Sonat Intrastate-Alabama Inc. will also be included in the 10 month 1999 Sonat Inc. and Subsidiaries' consolidated federal income tax return and the 2 month 1999 El Paso Energy Corporation and Subsidiaries' consolidated federal income tax return.

The 1989-1995 federal income tax returns of Sonat Inc. and Subsidiaries are currently under audit.


STATE

Sonat Intrastate Alabama Inc. filed Alabama income tax returns for 1997 and 1998. Sonat Intrastate-Alabama Inc. will be included in the Sonat Inc. Alabama Consolidated Income Tax Return for the 10 month period ending October 31, 1999 and in the El Paso Energy Corporation Alabama Consolidated Income Tax Return for the 2 month period ending December 31, 1999.

                               SCHEDULE 3.1.13.3


                       WAIVERS OF STATUTE OF LIMITATIONS


El Paso Intrastate-Alabama Inc. has not waived any statute of limitations or agreed to any extensions of time. Sonat Inc. and Subsidiaries have extended the federal income tax statute of limitations for the 1989-1995 return years through December 31, 2000.

                               SCHEDULE 3.1.13.4


                      TAX ALLOCATION OR SHARING AGREEMENTS



Sonat Intrastate-Alabama Inc. was covered by the Sonat Inc. and Subsidiaries tax allocation agreement through October 31, 1999 and the El Paso Energy Corporation and Subsidiaries tax sharing policy from November 1, 1999 through the Closing Date.

                                SCHEDULE 3.1.18

                                    PERMITS


NPDES (National Pollutant Discharge Elimination System) for the following areas:
Fayette, Lamar, Tuscaloosa, Jefferson Counties


ADEM (Alabama Department of Environmental Management) ADEM Air Permits For the following Compressor Facilities:
White Oak #1, #2, #3 ( Title 5 Permit applications have been filed for White
Oak)
Fayco
Mt. Zion
Highway 35
Nalls Header
Morgan Header


Highway 35 SPCC Plan (Spill Prevention Control & CounterMeasure)
White Oak SPCC Plan

                                SCHEDULE 3.1.19


                 OWNERSHIP INTERESTS IN CUSTOMERS AND SUPPLIERS




                                     None.

                                   EXHIBIT A

                         FORM OF CERTIFICATE OF MERGER











                                 [See Attached]

                             CERTIFICATE OF MERGER
                                       OF
                        EL PASO INTRASTATE-ALABAMA, INC.
                            (A DELAWARE CORPORATION)

                                 WITH AND INTO

                      GREEN CANYON PIPE LINE COMPANY, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

         Pursuant to the provisions of Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 263 of the Delaware General Corporation Law (collectively, the "Applicable Merger Acts"), Green Canyon Pipe Line Company, L.P., a Delaware limited partnership, hereby executes and adopts this Certificate of Merger as of [_____________], 2000 and certifies as follows:

         1. El Paso Intrastate-Alabama, Inc. ("Merged Company") is a Delaware corporation, and Green Canyon Pipe Line Company, L.P. ("Surviving Company") is a Delaware limited partnership.

         2. Merged Company and Surviving Company are parties to an Merger Agreement dated as of March [__], 2000 (the "Merger Agreement") that has been approved, adopted, certified, executed and acknowledged by the parties thereto in accordance with the Applicable Merger Acts.

         3. Surviving Company shall be the surviving limited partnership of the Merger.

         4. An executed copy of the Merger Agreement is on file at the principal place of business of Surviving Company, which address is:

                  Green Canyon Pipe Line Company, L.P.
                  c/o El Paso Energy Partners, L.P.
                  Attn.:  Chief Financial Officer
                  1001 Louisiana
                  Houston, Texas 77002

         5. A copy of the Merger Agreement will be furnished by Surviving Company, on written request and without cost, to any stockholder of Merged Company or partner of Surviving Company.

         6.       This Certificate of Merger will be effective upon filing.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the General Partner of the Surviving Company has executed this Certificate of Merger as of the day and year first written above.

           ARTICLE I. [EL PASO ENERGY PARTNERS OIL TRANSPORT, L.L.C.]



                                    By:
                                         --------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                            -----------------------------------

                                   EXHIBIT B

                          FORM OF OPERATING AGREEMENT













                                 [See Attached]

                                   EXHIBIT C

                                  THE PROPERTY


1. The system consists of approximately 451 miles of pipe, sized as follows:

                     16"         15.123   miles
                     12"         38.698   miles
                     10"        109.383   miles
                      8"         19.127   miles
                      6"         57.308   miles
                      4"         96.166   miles
                      3"         35.336   miles
                      2"         45.383   miles
                                -------
                                406.524   Total miles active pipeline

                      8"          9.630   MIC Loop Pipeline
                     12"         35.246
                                 ------
                                 44.876   Total miles inactive pipeline

                     Total miles pipeline on books:  451.4 miles

2.       The system utilizes the following compression facilities:



         A.     White Oak #1 Station
                Comp #1             Ajax 600                                 540 H.P.        Leased
                Comp #2             Ajax 800                                 800 H.P.         Owned
                Comp #3             Ajax 800                                 800 H.P.         Owned
                Comp.#4             Ajax 800                                 800 H.P.         Owned
                Comp.#8             Waukesha 7042 - KOC                    1,215 H.P.         Owned
                Comp.#9             Waukesha 7042 - KOC                    1,215 H.P.         Owned
                Comp.#18            Waukesha 7044 - VPD                    1,680 H.P.         Owned

         B.     White Oak #2 Station
                Comp.#10            Waukesha 7042 - KOC                    1,215 H.P.         Owned
                Comp.#11            Waukesha 7042 - KOC                    1,215 H.P.         Owned
                Comp.#12            Waukesha 7042 - KOC                    1,215 H.P.         Owned
                Comp.#13            Waukesha 7042 - KOC                    1,215 H.P.         Owned
                Comp.#14            CAT 3516 - VIP                         1,340 H.P.         Owned
                Comp.#15            Waukesha 7044 - VPD                    1,680 H.P.        Leased

         C.     White Oak #3 Station
                Comp.#16          Waukesha 7044 - VPD                      1,680 H.P.         Owned
                Comp.#17          Waukesha 7044 - VPD                      1,680 H.P.         Owned




                White Oak Comp. owned:             16,070 H.P.
                White Oak Comp. leased:             2,220 H.P.
                                                   ------
                Total White Oak H.P.               18,290

System Compression continued:

D.       Fayco Compression Station (inactive)
                  Clark HB - 10                     2,650 H.P.          Owned
                  Ajax 800                            800 H.P.          Owned

E.       Mt. Zion Station (inactive)
                  Ajax 600 #1                         540 H.P.          Owned
                  Ajax 600 #2                         540 H.P.          Owned

F.       Morgan Header Station (inactive)
                  Ajax 360                            360 H.P.          Owned

G.       Nalls Header Station (inactive)
                  LRE 55                               55 H.P.


H.       Hwy. 35 Yard (inactive)
                  LRE 165                             165 H.P.          Owned
                  CAT KOA 379                         379 H.P.          Owned

                  Conventional Field Compression = 5,489 H.P.

3.       Meters and related measurement facilities:

           Owns and operates:                              95        Receipt Meters
           Owns and operates                               30        Delivery Meters
                                                          ---
                                                          125      Total Meters

4.       Dehydration Units:

           Moores Bridge             1-EA               10.0 MMCFD  inactive
           Blowhorn Sta.             1-EA               10.0 MMCFD  inactive
           Bluff Station             1-EA                0.5 MMCFD  inactive
           (In Stock)                2-EA               16.0 MMCFD  inactive
           White Oak #1              3-EA               34.0 MMCFD  active
           White Oak #2              3-EA               30.0 MMCFD  active
           White Oak #3              2-EA               20.0 MMCFD  active


5.       Sales Points with related measurement facilities:

A.       Tennessee Gas Pipeline (Receipt or Delivery)
                                              2-EA        4" meter runs               12,000         MCFD ea.

B.       Sonat (SNG) Pipeline
          McConnell Station                    3-EA       6" meter runs               20,000         MCFD ea.
          Duncanville                          3-EA       8" meter runs               44,000         MCFD ea.
          White Oak #1                         2-EA       6" meter runs               20,000         MCFD ea.
          White Oak #3                         1-EA       8" meter run                40,000         MCFD ea.

C.       Midcoast (Magnolia Pipeline)
                                               2-EA       8" meter runs               40,000         MCFD ea.

D.       City of Fayette
          Cedar Hill                           1 EA       3" meter run                 6,000         MCFD
          Hollis Collins                       1-EA       3" meter run                 6,000         MCFD
          Benton                               1-EA       2" meter run                 5,000         MCFD

E.       City of Berry
                                               1-EA       2" meter run                 5,000         MCFD

F.       Alagasco
          Moores Bridge                        2-EA       6" meter runs               20,000         MCFD ea.
          Mercedes                             1-EA       8" meter run                44,000         MCFD
          Brookwood                            1-EA       2" meter run                 5,000         MCFD

G.       N/W Gas District
          Blowhorn                             1-EA       6" meter run                20,000         MCFD
          Bluff                                1-EA       6" meter run                20,000         MCFD
          171                                  2-EA       4" meter runs               12,000         MCFD ea.

H.       Taurus C/C Fuel
          Comp. Fuel
          Redelivery
                                               9-EA       2" meter runs                5,000         MCFD ea.

I.       River Gas C/C Fuel
          Comp. Fuel
          Redelivery                           2-EA       2" meter runs                5,000         MCFD ea.

J.       North Fairview
          St. Mary                             1-EA       2" meter run                 5,000         MCFD

K.       South Blowhorn
         Hughes Eastern                        1-EA       2" meter run                 5,000         MCFD



6.       Real Estate:
         Fayette Office             1.5 acres
         Fayco Comp.                1.0 acre
         Hwy. 35 Yard               1.0 acre

7.       Other related equipment:
          A.       Process Separators -       12 total

          B.       Storage Tanks
                   1)       210 BBL           -          8 total
                   2)       100 BBL           -          9 total
                   3)        50 BBL           -          3 total

         C.       Regulator Stations          -         21 total

         D.       Vehicles:
                        2 Ford Taurus
                        3 Ford F-150 Styleside 4 X 4
                        3 Ford F-150 Styleside
                        2 Ford F-150 Extended Cab
                        1 Ford F-350 C & C
                        1 Ford F-800 1 1/2 Ton C & C
                        1 Chevy Blazer 4 x 4
                        1 Chevy C-1500 Extended Cab
                        1 Chevy C-1500 Wideside
                        1 Chevy-1 ton flat bed
                        1 Chevy C-70 1 1/2 ton C & C
                       -- --------------------------
                       17  Total

